SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by Registrant:	☒

Filed by a Party other than the Registrant:	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to § 240.14a-11(c) or § 240.14a-12

Matrix Bancorp, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

MATRIX BANCORP, INC.
700 17th Street, Suite 2100
Denver, Colorado 80202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 15, 2006

TO THE SHAREHOLDERS OF MATRIX BANCORP, INC.:

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Shareholders (the “Annual Meeting”) of Matrix Bancorp, Inc., a Colorado corporation (the “Company”), will be held at  the Hyatt Regency at Colorado Convention Center, 650 15th Street, Denver, Colorado 80202 on the 15th day of June, 2006 at 10:00 a.m. (local time) for the following purposes:

1.
To elect four (4) directors, including two directors to serve until the 2009 Annual Meeting, one director to serve until the 2008 Annual Meeting and one director to serve until the 2007 Annual Meeting, or until their respective successors are duly elected and qualified;

2.
To consider and act upon a proposal to approve an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, to change the name of the Company to United Western Bancorp, Inc.;

3.	To ratify the appointment by the Audit Committee of the Board of Directors of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the 2006 calendar year;

4.
To consider and act upon a proposal to approve amendments to the Company’s 1996 Stock Purchase Plan to extend its term until December 30, 2015, and to increase the number of shares of the Company’s Common Stock issuable under the Plan from 250,000 to 400,000 shares;

5.
To consider and act upon a proposal to approve amendments to the Company’s 1996 Amended and Restated Employee Stock Option Plan to extend the term until December 30, 2015, and to increase the number of shares of the Company’s Common Stock issuable under the Plan from 950,000 to 1,200,000 shares;

6.
To consider and act upon a proposal to approve and adopt the Company’s 2006 Employee Stock Option Plan and to approve the grant of all 107,143 shares of the Company’s Common Stock authorized for issuance under the Plan;

7.	To consider a shareholder proposal that may be presented at the meeting; and

8.	To transact any and all other business as may properly be brought before the meeting or any adjournment(s) thereof.

The Board of Directors has fixed the close of business on April 27, 2006 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at such meeting. The stock transfer books will not be closed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten (10) days prior to the Annual Meeting.

You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the meeting and should request its return in the manner provided for under the heading “Solicitation and Revocability of Proxies” on the initial page of the enclosed proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Theodore J. Abariotes Theodore J. Abariotes, Secretary
Denver, Colorado
May 9, 2006

MATRIX BANCORP, INC.
700 17th Street, Suite 2100
Denver, Colorado 80202

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 15, 2006

SOLICITATION AND REVOCABILITY OF PROXIES

The accompanying proxy is solicited by the Board of Directors on behalf of Matrix Bancorp, Inc., a Colorado corporation (the “Company”), to be voted at the 2006 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held on June 15, 2006, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the “Notice”) and at any adjournment(s) or postponement(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of the director nominees named herein pursuant to Proposal 1, in favor of Proposals 2, 3, 4, 5 and 6, against Proposal 7, and the persons named in the proxy will use their discretion with respect to any matters referred to in Proposal 8.

The executive offices of the Company are located at, and the mailing address of the Company is, 700 17th Street, Suite 2100, Denver, Colorado 80202.

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

This proxy statement (the “Proxy Statement”) and accompanying form of proxy are being mailed on or about May 9, 2006. The Company’s Annual Report to Shareholders for 2005 is enclosed herewith, but does not form any part of the materials for solicitation of proxies.

Any shareholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to Theodore J. Abariotes, Secretary, Matrix Bancorp, Inc., 700 17th Street, Suite 2100, Denver, Colorado 80202. No such revocation shall be effective, however, unless such notice of revocation has been received by the Company at or prior to the Annual Meeting.

In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies by telephone, telegraph or through personal contact. Such officers and employees will not be additionally compensated for any such solicitations but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries will, in connection with shares of voting Common Stock, par value $0.0001 per share (the “Common Stock”), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

The cost of preparing, printing, assembling and mailing the Annual Report, the Notice, this Proxy Statement and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of the Common Stock, and other costs of solicitation, will be borne by the Company.

QUORUM AND VOTING

The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on April 27, 2006 (the “Record Date”). On the Record Date, there were 7,556,573 shares of Common Stock issued and outstanding.

  Each holder of Common Stock shall be entitled to one vote for each share of Common Stock on all matters to be acted upon at the meeting. Neither the Company’s Amended and Restated Articles of Incorporation, as amended, nor its Bylaws, as amended, allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or represented by proxy, may adjourn the Annual Meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting is required for the election of directors pursuant to Proposal 1. The affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting is required to approve the other matters to be acted on at the Annual Meeting.

An automated system administered by the Company’s transfer agent tabulates the votes. Abstentions will be included in vote totals and, as such, will have no effect on Proposal 1 other than reducing the number of votes a candidate receives. However, abstentions will have the same effect as a vote against the matter with regard to Proposals 2, 3, 4, 5, 6 and 7. Broker non-votes (i.e. the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter), if any, will not be included in vote totals and, as such, will have no effect on any proposal.

PRINCIPAL SHAREHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

The following table sets forth information regarding the beneficial ownership of Common Stock by (i) each person known by the Company to own beneficially five percent or more of the outstanding Common Stock; (ii) each of the Company’s directors and each of the Company’s executive officers named in the Summary Compensation Table; and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated, the information in the table is given as of the Record Date and the address of each person listed in the following table is 700 17th Street, Suite 2100, Denver, Colorado 80202.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percent Of Class (2)

Guy A. Gibson	1,297,531		17.17%
Scot T. Wetzel	11,843	(3)	*
David W. Kloos	0		0
T. Allen McConnell	0		0
Richard V. Schmitz	0		0
D. Mark Spencer	0		0
Robert T. Slezak	1,800	(4)	*
Lester Ravitz	0		0
James H. Bullock	189		*
All directors and executive officers as a group (10 persons)	1,338,306		17.71%

Eton Park Master Fund Ltd. 825 Third Avenue, 8th Floor New York, NY 10022	422,500	(5)	5.59%

Sunova Offshore Ltd. 780 3rd Avenue, 5th Floor New York, NY 10017	407,700	(6)	5.40%

Diaco Investments LP 1271 Avenue of the Americas New York, NY 10029	570,000	(7)	7.54%

Wasatch Advisors, Inc. 150 Social Hall Avenue Salt Lake City, UT 84111	528,056	(8)	6.98%

Jonathan Starr 44 Brattle Street Cambridge, MA 84111	386,383	(9)	5.11%

*	Indicates ownership of less than 1% of the Company’s Common Stock.

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to this table and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.

(2)	Percentages are based on 7,556,573 shares of Common Stock issued and outstanding on the Record Date.
(3)	Consists of 2,680 shares owned directly and 9,163 shares in an IRA account.
(4)	The shares are owned by the Robert T. Slezak Trust, Robert T. and Jane G. Slezak co-trustees.
(5)
Based on Schedule 13G filed with the Securities and Exchange Commission on December 15, 2005. This Schedule 13G discloses that Eton Park Fund, L.P. has shared voting and dispositive power with respect to 227,500 it beneficially owns, Eton Master Fund, Ltd. has shared voting and dispositive power with respect to 422,500 shares it beneficially owns, Eton Park Associates, L.P. has shared voting and dispositive power with respect to 227,500 shares it beneficially owns, Eton Park Capital Management, L.P. has shared voting and dispositive power with respect to 422,500 shares it beneficially owns and Eric M. Mindich has shared voting and dispositive power with respect to 650,000 he beneficially owns.

(6)	Based on the subscription agreement from the Company’s recent private placement.
(7)	Based on the subscription agreement from the Company’s recent private placement.
(8)	Based on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2006.
(9)
Based on Schedule 13G filed with the Securities and Exchange Commission on March 17, 2006. This Schedule 13G discloses that Jonathan Starr and Flagg Street Capital LLC have sole voting and dispositive power with respect to 386,383 shares they beneficially owns, Flagg Street Partners LP has sole voting and dispositive power with respect to 60,381 shares it beneficially owns, Flagg Street Partners Qualified LP has sole voting and dispositive power with respect to 98,819 shares it beneficially owns, and Flagg Street Offshore LP has sole voting and dispositive powers with respect to 227,183 shares it beneficially owns.

ELECTION OF DIRECTORS
(Proposal 1)

General

Matrix Bancorp, Inc. (“Matrix Bancorp” or the “Company”) is a unitary thrift holding company that operates principally through the following operating subsidiaries: Matrix Financial Services Corporation (“Matrix Financial”), Matrix Capital Bank (“Matrix Bank”), Sterling Trust Company (“Sterling”), First Matrix Investment Services Corp. (“First Matrix”) and ABS School Services, L.L.C. (“ABS”). (On April 21, 2006, the Company announced that it had entered into a non-binding letter of intent to sell ABS to SKS Ventures, LLC for approximately $7.4 million.)

The Bylaws, as amended, of the Company provide that the number of directors that shall constitute the whole board shall be as fixed from time to time by the Board of Directors. By resolution of the Board of Directors, the number of directors comprising the Board of Directors has been set at five.

The Board of Directors is divided into three classes. Directors for each class are elected at the annual meeting held in the year in which the term for such class expires and serve thereafter for three years or until their successors are elected and qualified. Subject to any applicable employment agreement provisions, all officers are appointed by, and serve at the discretion of, the Board of Directors of the Company.

Nominees and Continuing Director

Unless otherwise directed in the enclosed proxy, it is the intention of the persons named in the proxy to nominate and to vote the shares represented by such proxy for the election of the following named nominees for the office of director of the Company, to hold office for the respective terms or until their respective successors shall have been duly elected and shall have qualified. The Board of Directors does not contemplate that any of the nominees for director will refuse or be unable to accept election as a director of the Company or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors.

Information regarding each nominee and the continuing director of the Company is set forth in the table and text below:

Name	Age	Present Office(s) Held at Matrix Bancorp, Inc.	Director’s Term Expires(4)

Nominees:

Lester Ravitz(1)(2)(3)	68	Director	2006

Robert T. Slezak (1)(2)(3)	48	Director	2006

Guy A. Gibson	41	Chairman of the Board of Directors	2008

Scot T. Wetzel	37	President and Chief Executive Officer	2007

Continuing Director:

James H. Bullock(1)(2)(3)	69	Director	2008

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating/Governance Committee.
(4)
Mr. Gibson and Mr. Wetzel were appointed by the Board of Directors to fill vacancies created by the departure of directors whose terms were to expire at the Annual Meetings in 2008 and 2007, respectively. When the new directors were appointed, the Board of Directors appointed them to serve only until the 2006 Annual Meeting so that they could stand for election for the remainder of their unexpired terms at the Meeting.

Lester Ravitz, age 68, has served as a director of Matrix Bancorp since June 2001. Mr. Ravitz has served on the Audit Committee and the Compensation Committee of Matrix Bancorp since June 2001, as well as serving on the Nominating/Governance Committee since its formation in December 2002. He currently is an independent consultant and previously served, from 1997 to 2000, as Chief Operations Officer for First Clearing Corporation and as Chief Operating Officer from 1994 to 1997 for First Union Brokerage Services. First Clearing Corporation provides brokerage clearing services and is a subsidiary of Wachovia Corporation, formerly known as First Union Corporation (NYSE: WB).

Robert T. Slezak, age 48, has served as a director of Matrix Bancorp since June 2001. Mr. Slezak has served on the Audit Committee and the Compensation Committee of Matrix Bancorp since June 2001, as well as serving on the Nominating/Governance Committee since its formation December 2002. He currently is an independent management consultant. He held the position of Chief Financial Officer for Ameritrade Holding Corporation, a provider of securities brokerage services, from October 1989 to November 1999. Mr. Slezak serves as a member of the board of directors of the following two public companies: Interland, Inc. (Nasdaq: INLD) and Pegasus Communications Corp. (Nasdaq: PGTV).

Guy A. Gibson, age 41, has served as the Chairman of the Board of Directors of Matrix Bancorp since December 2005. Mr. Gibson is the founder and has served as Chairman of G2 Holding Corp. since 2002. G2 Holding Corp. owned and controlled Legent Clearing LLC, a securities clearing firm, until its sale in February 2005. Mr. Gibson co-founded the predecessor of Matrix Bancorp in 1989 and served as the Company’s President and Chief Executive Officer from 1992 through June 2002. Mr. Gibson received a B.S. in Finance from Bowling Green State University.

Scot T. Wetzel, age 37, has served as the President and Chief Executive Officer of Matrix Bancorp since December 2005. Mr. Wetzel also serves as Chairman of the Board of Directors, President and Chief Executive Officer of the Company’s subsidiary, Matrix Bank. From November 2000 through August 2005, Mr. Wetzel served as President of the Colorado division of Compass Bancshares, Inc. Prior to Compass Bancshares, from 1991 to 2000, Mr. Wetzel was employed by KeyBank, most recently as Senior Vice President and Sales Leader of Corporate Banking in Colorado.

James H. Bullock, age 69, has served as a director of Matrix Bancorp since June 2003. Dr. Bullock has served on the Audit Committee, Compensation Committee and the Nominating/Governance Committee since June 2003. Dr. Bullock has served as a director of Matrix Bank for more than six years and chairs the Audit Committee. Dr. Bullock, Professor and Department Head Emeritus, New Mexico State University, taught graduate and undergraduate financial and managerial accounting courses for three different universities over a span of 27 years. He was Professor and Academic Department Head, Accounting and Business Computer Systems, New Mexico State University from 1980 until his retirement from academia in 1996. He is a member of the American Institute of Certified Public Accountants, the Institute of Management Accountants, and the American Accounting Association.

Executive Officers

The following sets forth the name, age, current position with the Company and the principal occupation during the last five years of the executive officers of the Company. Information with respect to Messrs. Gibson and Wetzel is set forth above under the caption “—Nominees and Continuing Directors.”

William D. Snider, age 64, has served as the Company’s Head of Finance and Risk-Management of Matrix Bancorp since January 2006 and as Chief Financial Officer since April 2006. From 2001 to present, Mr. Snider has served as a director of Native American Bank, N.A. From January 2005 until his resignation from such position in January 2006, Mr. Snider also served as interim Chief Executive Officer of Native American Bank. Mr. Snider has served as the Chief Financial Officer at CoBank and TransOhio Bank and from 1986 to 1990 served as Group Head Treasury at Continental Bank Corporation. From March 1999 until January 2001, Mr. Snider served as Chief Financial Officer at Metropolitan Mortgage & Securities Co., Inc. and served on its Board of Directors from 2001 until 2003. Mr. Snider is a member of the Financial Executives International, the CFA Institute and the Colorado CFA Society. Mr. Snider holds the Chartered Financial Analyst designation.

Michael J. McCloskey, age 54, has served as the Chief Operating Officer of Matrix Bancorp with responsibility for all of the Company’s non-bank subsidiaries since December 2005. Mr. McCloskey served as Executive Vice President of G2 Holding Corp. from 2003 until December 2005. Prior to joining G2 Holding Corp., Mr. McCloskey founded and served as Managing Member to Triumph Capital Partners, LLC, a boutique merchant bank, from January 2001 to January 2003. Mr. McCloskey has over 25 years of experience in investment banking, corporate operations, fund management, legal matters and other activities. Mr. McCloskey served as an officer and department head of both E.F. Hutton & Company Inc. and Paine Webber Inc. between 1983 to 1993. Mr. McCloskey is a Managing Director of Milestone Merchant Partners, LLC which is an affiliate of Milestone Advisors, LLC. Mr. McCloskey is also a director of Martin Ray Winery, a California wine producer and distributor.

Theodore J. Abariotes, age 43, has served as the General Counsel, Senior Vice President and Secretary of Matrix Bancorp since March 2006. From 2001 to July 2005, Mr. Abariotes served as Assistant General Counsel for Matrix Bancorp. From July 2005 until February 2006, Mr. Abariotes served as General Counsel and Senior Vice President of Specialized Loan Servicing LLC, a mortgage loan servicing company. Mr. Abariotes is a member of the Colorado bar and the Illinois bar.

David W. Kloos, age 44, served as Chief Financial Officer of Matrix Bancorp since its formation in June 1993 until his resignation on April 25, 2006. Mr. Kloos remains an employee of Matrix Bancorp and continues to serve as a director of Matrix Bank. He was a director of Matrix Bancorp from June 1993 until February 2003.

T. Allen McConnell, age 39, has served as Senior Vice President of Matrix Bancorp from October 1997 to present and served as Secretary and General Counsel of Matrix Bancorp from October 1997 until March 2006.

Benjamin C. Hirsh, age 49, has served as Chief Accounting Officer since April 2006. Mr. Hirsh also serves as the Chief Financial Officer of Matrix Bank, and will continue to do so until his replacement is appointed by the Matrix Bank Board of Directors. He joined Matrix Bancorp in November 2000 as director of internal audit and in October 2001, was promoted to Chief Financial Officer of Matrix Bank. He also serves as a director of Matrix Bank, and holds the position of Chief Financial Officer and Financial and Operations Principal of First Matrix.

Board Structure and Committee Composition

General. The Board of Directors consists of a majority of independent directors as such term is defined in the Nasdaq Stock Market Marketplace rules. The Board of Directors has determined that Mr. Slezak, Mr. Ravitz and Dr. Bullock are independent. The Board of Directors held eight regular meetings and six special meetings and took action by unanimous written consent seven times during 2005. During 2005, each director attended at least 75% of the meetings of the Board of Directors and committees on which he served. The Board of Directors does not have a formal policy with regard to director attendance at the Company’s annual meeting. At the 2005 annual meeting, two of the directors were present.

The Board of Directors currently has three standing committees: the Compensation Committee, the Nominating/Governance Committee and the Audit Committee. The Compensation Committee, the Audit Committee and the Nominating/Governance Committee are each comprised of Mr. Ravitz, Mr. Slezak and Dr. Bullock, each of whom is considered independent as such term is defined in the Nasdaq Stock Market Marketplace rules.

Compensation Committee. The Compensation Committee is responsible for reviewing and approving the Company’s executive compensation policies for senior officers and administering the 1996 Amended and Restated Employee Stock Option Plan, the Employee Stock Purchase Plan and the 2006 Employee Stock Option Plan. The Compensation Committee held eight regular meetings during 2005. The Compensation Committee has adopted a written charter, which is available on the Company’s website, www.matrixbancorp.com.

Nominating/Governance Committee and Shareholder Nomination of Directors. The Nominating/Governance Committee is responsible for identifying individuals qualified to become board members and recommending to the Board of Directors the director nominees for the next annual meeting of shareholders. The Nominating/Governance Committee also identifies best practices and is responsible for recommending to the Board of Directors corporate governance guidelines and reviewing the charters adopted by the committees of the board. A copy of the Nominating/Governance Committee charter may be found on the Company’s website, www.matrixbancorp.com. The Nominating/Governance Committee held six regular meetings in 2005.

To be considered for membership on the Board of Directors, a candidate must meet the following criteria, which have been developed by the Nominating/Governance Committee and approved by the Board of Directors:

•	Directors should possess personal and professional ethics, integrity and values;
•	Each director must be committed to promoting long-term shareholder value;
•
Each director should have significant and relevant expertise in at least one of the Company’s established business lines, or other significant and relevant business expertise that the board believes will allow the candidate to effectively promote long-term shareholder value;

•	Each director should have the ability to exercise sound business judgment;
•	Each director should be able to read and understand basic financial statements (balance sheet, income statement and statement of cash flows); and
•	Directors should be willing to devote sufficient time to carrying out his or her duties and responsibilities to the Company effectively

Additionally, in the fulfillment of their responsibilities to identify and recommend to the Board of Directors individuals qualified to become board members, the members of the Nominating/Governance Committee will take into account all factors they consider appropriate, which may include experience, accomplishments, education, understanding of the business and the industries in which the Company operates, specific skills, general business acumen and the highest personal and professional integrity. Generally, the members of the Nominating/Governance Committee will first consider current board members because it has previously been determined that they meet the criteria listed above and they possess an in depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to the Company.

The Nominating/Governance Committee will consider shareholder recommendations for candidates to serve on the Board of Directors. In order to provide the Nominating/Governance Committee sufficient time to evaluate candidates prior to submission to the shareholders for vote at a meeting, shareholders desiring to nominate persons for director should follow the instructions set forth in the Company’s Amended and Restated Articles of Incorporation, as amended. This includes, with respect to an election to be held at an annual meeting of shareholders, delivering or mailing written notice of a shareholder’s intention to make a nomination to the Secretary of the Company at its principal executive office not later than February 17, 2007. If directors are to be elected at a special meeting of shareholders, written notice of intention shall be delivered or mailed to the Secretary of the Company at its principal executive office not later than the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders. In either case, the notice shall contain: (i) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person(s) pursuant to which the nomination(s) are to be made by the shareholder; (iv) such other information regarding each nominee proposed by the shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (v) the consent of each nominee to serve as a director of the Corporation if so elected.

Audit Committee. The Audit Committee is responsible for appointing the Company’s independent registered public accounting firm, reviewing the audit plan, the adequacy of internal controls, the audit report and management letter and performing such other duties as the Board of Directors may from time to time prescribe. The Board of Directors has reviewed the education, experience and other qualifications of each of the members of the Audit Committee. The Board of Directors has determined that the Company has at least one audit committee financial expert within the meaning of Securities and Exchange Commission regulations. Mr. Slezak, whom the Board of Directors has determined is independent under applicable Securities and Exchange Commission regulations, has been determined to be an audit committee financial expert. A copy of the Audit Committee charter may be found on the Company’s website, www.matrixbancorp.com. The Audit Committee held eight meetings during 2005.

Director Compensation. The Company pays each nonemployee director of the Company a $3,750 quarterly retainer, a fee of $1,000 for each meeting of the Board of Directors of the Company that he attends and a fee of $250 for attendance at special meetings of the Board of Directors (whether attended in person or by telephone). The Company also reimburses each director for ordinary and necessary travel and out of pocket expenses related to such director’s attendance at Board of Directors, committee and other Company meetings. Nonemployee directors are eligible for stock option grants under the 1996 Stock Option Plan and may elect to participate in the Company’s medical and dental benefits plan.

Shareholder Communication with the Board of Directors. The Board of Directors has adopted a process by which shareholders may communicate with members of the Board of Directors by mail addressed to an individual member of the board, to the full board, or to a particular committee of the board, at the following address: c/o Corporate Secretary, Matrix Bancorp, Inc., 700 17th Street, Suite 2100, Denver, Colorado 80202. Any such communication may also be sent via e-mail in care of the Corporate Secretary at his e-mail address: teda@matrixbancorp.com. This information is also available on the Company’s website at www.matrixbancorp.com.

Code of Ethics

The Company has adopted a Code of Ethics and Business Conduct that applies to all directors and employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. The Code of Ethics and Business Conduct may be found on the Company’s website at www.matrixbancorp.com.

The Company intends to post amendments to or waivers from its Code of Ethics and Business Conduct that apply to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions on its website at www.matrixbancorp.com.

Audit Committee Report

To the Board of Directors of Matrix Bancorp, Inc.: The Audit Committee currently consists of three directors, all of whom are considered independent under the Nasdaq Stock Market Marketplace rules. We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2005. We have discussed with the independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards No. 61, Communications with the Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. We have also reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standard No. 1, Independent Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the independent registered public accounting firm their independence.

The Company paid McGladrey & Pullen, LLP and KPMG LLP, the Company’s independent registered public accounting firms for fiscal years 2005 and 2004, respectively, the following amounts for fiscal years 2005 and 2004:

	2005	2004
Audit Fees	$320,000	$550,000
Audit Related Fees(1)	136,000	12,000
Total Audit and Related Fees	456,000	562,000
Tax Fees(2)	38,000	114,265
All Other Fees	0	0
Total Fees	$494,000	$676,265

(1) Audit related fees consisted principally of fees for audits of financial statements of the employee benefit plan and, for 2005, fees associated with agreed upon procedures in connection with the Company’s private placement of Common Stock.

(2) Tax fees consisted of fees for tax compliance and tax consulting services.

The Audit Committee has pre-approved audit related and non-audit services not prohibited by law to be performed by the Company’s independent registered public accounting firm and associated fees up to a maximum for any one non-audit service based on agreed upon hourly rates. The term of the pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve a service not included in the general pre-approval and any proposed services exceeding pre-approved cost levels or budgeted amounts, provided that the Chair shall report any decisions to pre-approve such audit related or non-audit services and fees to the full Audit Committee at its next regular meeting.

Based on the reviews and discussions referred to above, we have recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

Effective March 12, 2004, the Board of Directors approved an Amended and Restated Audit Committee Charter pursuant to the requirements of the Securities and Exchange Commission and the Nasdaq Stock Market Marketplace Rules. The Amended and Restated Audit Committee Charter replaced the previous Audit Committee Charter that had been in place since May 2000. The Amended and Restated Audit Committee Charter is available on the Company’s website, www.matrixbancorp.com.

The foregoing report is furnished by the Audit Committee and will not be incorporated into any other filing with the SEC that might incorporate this proxy statement unless the Company specifically incorporates this report.

AUDIT COMMITTEE Robert T. Slezak-Chairman Lester Ravitz James H. Bullock

Compensation of Executive Officers

The Summary Compensation Table below provides certain summary information concerning compensation paid or accrued during 2005, 2004 and 2003 by the Company to or on behalf of the persons serving as Chief Executive Officer of the Company at any time during 2005 and the other persons who met the criteria set forth in Item 402(a)(3) of Regulation S-K (the “Named Executive Officers”):

	Annual Compensation(1)
Name and Principal Positions	Year	Salary	Bonus	Other Annual Compensation	All Other Compensation

Scot T. Wetzel	2005	$18,269		$--	$--
President and Chief Executive Officer	2004	--	--	--	--
effective December 2005	2003	--	--	--	--

Richard V. Schmitz	2005	$471,795	$100,000	$--	$1,022,500	(2)(3)(4)
Former Chairman of the Board and Co-Chief	2004	500,000	180,000	--	24,000	(3)(4)
Executive Officer	2003	300,000	75,000	--	20,300	(3)(4)

D. Mark Spencer	2005	$471,795	$100,000	$--	$1,015,990	(2)(3)(4)
Former President and Co-Chief Executive	2004	500,000	180,000	--	18,500	(3)(4)
Officer	2003	300,000	75,000	--	19,000	(3)(4)

David W. Kloos	2005	$325,000	$122,500	$--	$1,924,180	(3)(4)(5)(6)
Former Chief Financial Officer	2004	325,000	130,000	--	24,000	(3)(4)
	2003	245,000	50,000	--	25,100	(3)(4)

T. Allen McConnell	2005	$250,008	$100,000	$--	$1,156,110	(4)(5)(6)
Senior Vice President and former	2004	225,000	130,000	--	6,500	(4)
Secretary and General Counsel	2003	225,000	10,000	--	6,000	(4)

(1)
Annual compensation does not include the cost to the Company of benefits certain executive officers receive in addition to salary and cash bonuses. The aggregate amounts of such personal benefits, however, did not exceed the lesser of either $50,000 or 10% of the total annual compensation of such executive officer. The bonus amounts reflected for each of the Named Executive Officers for a particular year were paid in the succeeding fiscal year, with the exception of the bonus amounts listed for 2005 - which were paid in 2005 for services during 2005.

(2)	Of this amount, $1,000,000 is for a separation payment.
(3)
Of this amount, the following represents directors fees paid by Matrix Bank for such person’s service on that entity’s board of directors: Mr. Schmitz received $11,800 for 2003, $12,000 for 2004 and $10,000 for 2005. Mr. Spencer received $19,100 for 2003, $12,000 for 2004 and $10,000 for 2005. Mr. Kloos received $13,100 for 2003, $12,000 for 2004 and $10,000 for 2005. In addition, Sterling Trust paid Mr. Kloos $6,000 for 2003, $5,500 for 2004 and $6,000 for 2005, and Mr. Schmitz $5,500 for 2004 and $5,500 for 2005 for director’s fees.

(4)
Of this amount, $6,000, $6,500 and $7,000 represents the Company’s contribution to each person’s account maintained under the 401(k) savings plan during 2003, 2004 and 2005, respectively, except for Mr. Spencer who received a contribution of $5,990 in 2005.

(5)
Of this amount, $765,000 and $584,000 for Messrs. Kloos and McConnell, respectively, represent payment for cancellation of change of control agreements and $1,136,188 and $565,110 for Messrs. Kloos and McConnell, respectively, represent payment for cancellation of 130,000 and 80,000 stock options.

(6)	Mr. Kloos ceased to be an executive officer as of April 25, 2006 and Mr. McConnell ceased to be an executive officer as of December 9, 2005.

Grants of Options

The following table sets forth details regarding stock options granted to the Named Executive Officers during 2005. In addition, shown are the “option spreads” that would exist for the respective options granted based upon assumed rates of annual compound stock appreciation of 5% and 10% from the date the options were granted over the full option term.

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
					5%	10%
Scot T. Wetzel	--	--	--	--	--	--
Richard V. Schmitz	--	--	--	--	--	--
D. Mark Spencer	--	--	--	--	--	--
David W. Kloos	20,000	37.7%	$12.839	2/11/15	0(1)	0(1)
T. Allen McConnell	15,000	28.3%	$12.839	2/11/15	0(1)	0(1)

(1)
Options were granted under the 1996 Stock Option Plan The exercise price of each option is the fair market value of the Common Stock on the date of grant. Options vest in one-fifth increments over a five-year term. The options have a term of 10 years, unless they are exercised or expire upon certain circumstances set forth in the Stock Option Plan, including retirement, termination in the event of a change in control, death or disability. Options for Messrs. Kloos and McConnell were granted on February 11, 2005 and, as part of the retention, separation and release agreements described in “Employment Agreements and Change in Control Arrangements”, cancelled on December 9, 2005.

Aggregated Option Exercises and Year-End Option Values

None of the Named Executive Officers exercised options during fiscal year 2005 and there were no unexercised options held by them as of December 31, 2005.

Employment Agreements and Change-in-Control Arrangements

The Company entered into an employment agreement with Scot T. Wetzel, its President and Chief Executive Officer, effective January 11, 2006 (the “Agreement”). The Agreement provides that Mr. Wetzel will serve in that capacity, and as the President, Chief Executive Officer and Chairman of the Board of Matrix Bank, for a three-year period beginning on the effective date of the Agreement (January 11, 2006) or until the Company terminates his employment or he resigns, if earlier. The Agreement provides that Mr. Wetzel is eligible for the Company’s employee benefit plans and other benefits provided in the same manner and to the same extent as to the Company’s other executive officers.

The Agreement provides that Mr. Wetzel will receive severance benefits if, prior to the Agreement’s expiration, the Company voluntarily terminates his employment for any reason other than “cause” (as defined in the Agreement) or he terminates his employment for “good reason” (as defined in the Agreement) (collectively, “Early Termination”). In the event of Early Termination, Mr. Wetzel will be entitled to the greater of: (a) any unpaid base salary due Mr. Wetzel pursuant to the remaining term of his employment agreement and any vacation time and vested benefits as required by the terms of any employee benefit plan or program; or (b) one times his annual base salary. At the discretion of the Compensation Committee, Mr. Wetzel may also receive other benefits while he is employed by the Company and in the event of his termination, including, among others, the continuation of health care benefits following the termination of his employment. Payment of Mr. Wetzel’s severance and post-termination benefits will, to the extent required by Section 409A of the Internal Revenue Code, as amended, be deferred for a period of six (6) months after the termination of his employment by the Company.

On January 11, 2006, as required by the Agreement, the Compensation Committee granted Mr. Wetzel two options (the “Options”) to purchase an aggregate of 200,000 shares of Company’s common stock (the “Stock”) at an exercise price per share of $19.00 per share, vesting 20% per year on each anniversary of the grant date for five years. Of the 200,000 Options, the first 100,000 Options (the “Plan Options”) were granted under the Company’s 1996 Amended and Restated Employee Stock Option Plan (the “1996 Stock Option Plan”). Because Section 3(c) of the 1996 Stock Option Plan limits the amount of stock options that can be granted to any one person to 100,000 shares in any 365 day period, the second 100,000 Options (the “Special Option”) were granted in accordance with the terms and conditions of the newly adopted 2006 Employee Stock Option Plan (the “2006 Special Stock Option Plan”) that was adopted by the Board of Directors for the purpose of granting the Special Option and another similar stock option to Michael McCloskey, the Company’s Chief Operating Officer, which could not be granted under the 1996 Stock Option Plan. The terms and conditions governing options granted under the 2006 Special Stock Option Plan are substantially identical to those governing options granted under the 1996 Stock Option Plan. As required by the employment agreement, by this proxy statement, the Company is submitting the 2006 Special Stock Option Plan and the Special Option to the shareholders for approval at the Annual Meeting. The Company also agreed to register the shares of common stock underlying the 2006 Plan with the Securities and Exchange Commission on Form S-8.

The Agreement provides that, if for any reason the Special Plan or the Special Option is disapproved by the shareholders or is not approved within thirty (30) days of the date of the next annual or special meeting of the Company’s shareholders, then the grant of the Special Option shall be cancelled and of no further effect. Under the Agreement, if the Special Option is so cancelled, Mr. Wetzel will have the right to receive from the Company payment in cash of $950,000 (the “Cash Option Payment”) as liquidated damages on account of the Company’s failure to provide the Special Option to him as promised by the Agreement. The Cash Option Payment will be paid by the Company on the first business day after the thirty (30) day period following the shareholders meeting if the Special Option has not been approved by the Company’s shareholders by that time. The Agreement provides, however, that if there are circumstances outside of the Company’s control that cause a delay in obtaining the required shareholder approval, Mr. Wetzel may, in his discretion, consent to a reasonable extension of time to obtain the approval, which consent shall not be unreasonably denied. The Cash Option Payment is an agreement for liquidated damages between the parties on account of the breach of the Agreement by the Company resulting from the Company’s failure to deliver the Special Option. Accordingly, if the shareholders do not approve the 2006 Special Stock Option Plan and the Special Option, Mr. Wetzel’s receipt of the Cash Option Payment shall be a complete waiver of any claims or rights he may have resulting from the Company’s breach of the Agreement.

Mr. Wetzel’s employment agreement also contains confidentiality provisions and a covenant not to solicit employees or clients during his employment term and for the first year of any period following the termination of his employment that Mr. Wetzel is receiving any salary continuation payments from the Company. In the event of Mr. Wetzel’s voluntary resignation that is not for “good reason”, as defined in the Agreement, the Company has the right to purchase, for a monthly payment of $31,500 per month, a non-compete agreement from Mr. Wetzel for a period of between one and twelve months, in the Company’s discretion, during which period Mr. Wetzel would be prohibited from, directly or indirectly, (i) engaging in any business engaged in by the Company or Matrix Bank (collectively, the “Business”) in the state of Colorado or any other state where, as of the date of termination, the Company has existing banking operations or other sales offices or has invested a substantial amount of effort or money with the intent of establishing banking operations or sales offices (the “Territory”), (ii) interfere with the Business, or (iii) own, manage, control, participate in, consult with, render services for or in any manner engage in or represent any business within the Territory that is competitive with the Business as such business is conducted or proposed to be conducted from and after the date of this Agreement, except that he could be a passive owner of not more than five percent (5%) of the outstanding stock of any class of a corporation which is publicly traded that competes with the Business, so long as he has no active participation in the business of such corporation. A resignation by Mr. Wetzel less than sixty (60) days after the appointment of a Chairman of the Board of the Company replacing Guy A. Gibson in that position would also be treated as a resignation for “good reason” for purposes of entitling Mr. Wetzel to severance benefits except that the Company could nevertheless elect to purchase a non-compete agreement for one to twelve months and Mr. Wetzel would not have any post-employment non-solicitation obligations other than those imposed by the non-compete agreement purchased, if any.

The Company previously entered into change in control agreements with David W. Kloos, Chief Financial Officer, and T. Allen McConnell, Senior Vice President and General Counsel. These change in control agreements provide for the executive in question to be paid a percentage of his average annual compensation over the past two years in the event of a “change in control” of the Company. The specific percentage is 200% for Mr. Kloos and 200% for Mr. McConnell. A “change in control” will generally be deemed to occur under these agreements in the event that the Company enters into a transaction that would cause a distribution date under the Company’s Rights Plan of November 4, 2002, regardless of whether any provision of the Rights Plan is subsequently waived or amended to prevent the distribution date from occurring. The specified change in control payment will be paid to Mr. Kloos or Mr. McConnell, as the case may be, even in the event that the executive in question is no longer employed by Matrix Bancorp at the time of the change in control, unless his termination is due to voluntary resignation or termination for “cause” as defined in the agreements.

Effective December 9, 2005, pursuant to retention, separation and release agreements with Messrs. Kloos and McConnell, they agreed to the cancellation of their change of control agreements in exchange for payment of $765,000 to Mr. Kloos, payment of $584,000 to Mr. McConnell, continued employment of Messrs. Kloos and McConnell with the Company through June 30, 2006 at their current base salary, plus a retention bonus payment equal to three months base salary on each of March 31, 2006 and June 30, 2006. The agreements also provide that the Company will pay COBRA premiums for each of them for up to 12 months following their resignations. Pursuant to separate stock cancellation agreements effective December 9, 2005, Mr. Kloos received $1,136,187.50 for cancellation of his outstanding stock options and Mr. McConnell received $565,110 for cancellation of his outstanding stock options.

Also effective on December 9, 2005, pursuant to severance, separation and release agreements with Messrs. Richard V. Schmitz and D. Mark Spencer, in connection with their resignations as Chairmen of the Board and Co-Chief Executive Officers of the Company, each received $1,000,000 in severance and payment by the Company of COBRA premiums for a period of up to 12 months following their resignations.

On November 4, 2005, the Company entered into a severance, separation and release agreement with one of the Company’s directors, David Frank, who resigned from the Board of Directors and service on the Audit Committee, Nominating/Governance Committee and Compensation Committee effective December 9, 2005. Pursuant to this severance agreement, the Company has made a severance payment in the amount of $75,000 to Mr. Frank, and is paying the Company’s portion of Mr. Frank’s COBRA payment for a period of 18 months after his resignation.

Compensation Committee Report on Executive Compensation

The Board of Directors has established a Compensation Committee to, among other things, review and approve the compensation levels of executive officers of the Company, evaluate the performance of the executive officers and consider senior management succession issues and related matters for the Company. The philosophy of the Company’s compensation program is to employ, retain and reward executives capable of leading the Company in achieving it’s business objectives.

The Committee has historically used three categories of eligible compensation for its executive officers--salary, cash bonus and stock option grants. In that regard, during 2001, the Committee adopted an annual Executive Incentive Plan for its executive officers (the “Incentive Plan”). The Incentive Plan provides for salary and cash bonus components. The Committee has generally set the salary component for each executive officer covered by the Incentive Plan at the beginning of each fiscal year. The Committee at the beginning of each year also generally sets the performance criteria and target levels for the executive officer with respect to potential cash bonuses under the Incentive Plan. In addition, the Committee has from time to time made grants of stock options to executive officers, once again generally at the beginning of each calendar year.

During the year 2005, the Board of Directors made a strategic decision to modify several key business objectives of the Company. Most notably, the Board of Directors determined to redirect its banking focus, by expanding the Company’s community banking franchise in order to serve the needs of small to medium sized businesses and individuals in the Colorado Front Range market. As part of that decision, the Company undertook a series of strategic transactions that included: (a) a private placement of the Company’s Common Stock, (b) replacement of senior management of the Company with a new management team with substantial experience in community banking in the Colorado Front Range market, and (c) an issuer tender offer for shares of the Company’s Common Stock in order to provide liquidity to the shareholders of the Company, including but not limited to the members of senior management who agreed to resign their positions in connection with the new business focus of the Company (the “Strategic Transactions”).

Prior to the closing of the private placement, the executive officers of the Company consisted of D. Mark Spencer, President and Co-Chief Executive Officer, Richard V. Schmitz, Chairman of the Board and Co-Chief Executive Officer, David W. Kloos, Senior Vice President and Chief Financial Officer, and T. Allen McConnell, Senior Vice President and General Counsel (the “2005 Executive Officers”). Mr. Spencer and Mr. Schmitz agreed to resign their positions as of the closing of the private placement. In the interest of an orderly transition, the Company entered into retention, separation and release agreements with Mr. Kloos and Mr. McConnell, which provide for, among other things, resignation from their positions with the Company as of June 30, 2006.

With respect to the 2005 Executive Officers, the Committee met in February and March of 2005 to review, discuss and approve compensation for the 2005 Executive Officers. During 2004, the Committee had approved a 2004 Supplement to the Incentive Plan that provided for potential cash bonuses for the 2005 Executive Officers based on targeted consolidated net income per share figures for the year ended December 31, 2004. The 2004 Supplement also provided the Committee with flexibility to exclude from the net income per share figures certain unusual, non-operating events and to provide additional cash bonus amounts in its discretion. Based on its analysis of the results of operations of the Company for the year ended December 31, 2004, as well as the achievement by the Company of several of its strategic objectives--such as sale of Matrix Asset Management, sale of the Company’s interest in Matrix Settlement & Clearance Services, and sale of several of the Company’s bank branches--the Committee authorized the payment of cash bonuses for 2004 service (payable in 2005) to Mr. Spencer of $180,000, Mr. Schmitz of $180,000, Mr. Kloos of $130,000 and Mr. McConnell of $130,000. The Committee also determined to grant non-qualified stock options to Mr. Kloos of 20,000 shares and to Mr. McConnell of 15,000 shares. Finally, the Committee determined that base salaries for each of the 2005 Executive Officers would remain unchanged for the 2005 year, with the exception that the base salary for Mr. McConnell was increased to $250,000 per year based on his years of service and performance during 2004. The Committee also resolved at that time to have cash bonus amounts for performance during 2005 be determined in the sole discretion of the Committee.

In connection with the Strategic Transactions, the Committee met again several times later in 2005 to discuss compensation matters related to the 2005 Executive Officers. In consultation with the investment banker hired by the Company as part of the Strategic Transactions, the Committee determined that entering into severance, retention, stock option cancellation and other agreements with Mr. Schmitz, Mr. Spencer, Mr. Kloos, and Mr. McConnell, respectively, was appropriate in connection with the consummation of the Strategic Transactions. These agreements provided for, among other things: (a) payment to Mr. Spencer and Mr. Schmitz of $1,000,000 each in connection with their resignation; (b) payment to Mr. Spencer, Mr. Schmitz and Mr. McConnell of $100,000 each as a cash bonus for service during 2005; (c) payment to Mr. Kloos of $122,500 as a cash bonus for service during 2005; (d) payment to Mr. Kloos of $765,000 for cancellation of his change in control agreement and $1,136,187.50 for cancellation of his outstanding stock options; (e) payment to Mr. McConnell of $584,000 for cancellation of his change in control agreement and $565,110 for cancellation of his outstanding stock options; (f) the continued employment of Mr. Kloos and Mr. McConnell with the Company through June 30, 2006, at their current base salary plus retention bonus payments equal to three months base salary payable on each of March 31, 2006 and June 30, 2006; and (g) payment by the Company of COBRA premiums for each of Mr. Spencer, Schmitz, Kloos and McConnell for up to 12 months following their respective resignations.

Upon completion of the private placement of the Company’s Common Stock as part of the Strategic Transactions, the Board of Directors appointed new senior management of the Company, including the following new executive officers: Guy A. Gibson, Chairman of the Board of the Company, Scot T. Wetzel, President and Chief Executive Officer of the Company, and Michael J. McCloskey, Chief Operating Officer of the Company. Pursuant to his retention agreement, Mr. Kloos remained as Chief Financial Officer, and an executive officer, until June 30, 2006. Effective January 19, 2006, the Board of Directors also appointed Mr. William D. Snider as Head of Finance and Risk Management and as an executive officer of the Company. On March 10, 2006, the Board of Directors appointed Theodore J. Abariotes as Senior Vice President, Secretary and General Counsel and an executive officer of the Company..

The Committee met several times in late 2005 and early 2006 to discuss, analyze and approve certain compensation matters for these “2006 Executive Officers.” In January 2006, the Company--based on the recommendation of the 2006 Executive Officers--engaged a third party compensation consultant to provide analysis and recommendations to the Committee regarding executive officer compensation for 2006 and 2007. Due to the timing of the Strategic Transactions, the Committee in March 2006 determined that, for the year 2006, the eligible forms of compensation for the 2006 Executive Officers would remain substantially the same as for the prior executive team--namely, base salary, cash bonus, and stock option grants.

With respect to base salary and option grants to the 2006 Executive Officers, the Committee made its determinations based largely on the arms length negotiations that occurred with the 2006 Executive Officers in connection with their appointment to the Company. As discussed earlier, the compensation of Mr. Kloos for 2006 was set as part of the negotiation of his retention, separation and release agreement. The Committee accordingly determined to set the following base salary levels for the 2006 year for the 2006 Executive Officers: Mr. Gibson, $250,000 per year; Mr. Wetzel, $300,000 per year; Mr. McCloskey, $250,000 per year; Mr. Snider, $225,000 per year; Mr. Abariotes $180,000 and Mr. Kloos, $325,000 per year. The Committee also determined to pay Mr. Wetzel a $100,000 signing bonus, and granted non-qualified stock options to purchase shares of Company common stock to Mr. Wetzel (200,000 shares), Mr. McCloskey (107,143 shares), Mr. Snider (40,000 shares) and Mr. Abariotes (6,500 shares).

The Committee also determined that the basic structure of the cash bonus portion of the Incentive Plan would remain in effect for 2006 but that the 2006 Supplement to the Incentive Plan should, with the exception of Mr. Kloos, provide for a return to performance-based criteria and targets in determining cash bonuses for 2006 for the 2006 Executive Officers as opposed to the discretionary analysis of the Compensation Committee used in 2005.

Based on its discussions with the third party compensation consultant, the Committee has adopted a general outline of the performance criteria for the 2006 Supplement to the Incentive Plan. That outline establishes four categories of performance-based criteria, as well as a discretionary category. The Committee expects to weight the four performance-based criteria at varying levels, with the discretionary category expected to comprise no more than 10% of the overall weighting. The four performance-based categories include (a) a financial based measurement, expected to be based principally on return on average equity and tangible book value of the Company, (b) successful implementation of the re-focused community banking strategy, which is expected to include benchmarks on successful openings of branch offices and targets for commercial loan and deposit growth, (c) continued successful management of institutional risk for the Company, which is expected to include targets relating to strategic hires particularly in the credit divisions at Matrix Bank, and (d) successful completion of several shareholder value strategies identified as part of the private placement of Common Stock in December 2005, such as utilization or monetization of the Company’s new markets tax credits portfolio, put of the Company’s remaining interest in Matrix Asset Management, LLC, sale of the Company’s headquarters building, and other strategic divestitures of non-core business operations. Over the next 30 to 60 days the Committee will further discuss the appropriate final parameters for the categories, their appropriate final weighting, the appropriate expected targets within each of the four performance-based criteria, and the appropriate final eligible ranges for cash bonuses for each of the executive officers of the Company. The Committee presently expects that the cash bonuses will be based on a percentage of the executive officer’s salary, with a range of between 0% and 75% of salary. The Committee expects to formally approve a 2006 Supplement to the Executive Incentive Plan prior to the Annual Meeting.

The Compensation Committee has further authorized the third party compensation consultant to provide its analysis and recommendations regarding a broader reconsideration of the Incentive Plan, or the adoption of a new executive incentive plan, for 2007 performance, including the possibility of utilizing new forms of long term incentives, such as restricted stock grants.

The Company has entered into an employment agreement with Mr. Wetzel, its President and Chief Executive Officer, effective January 11, 2006 for a three-year period beginning on the effective date. The Agreement provides for a minimum annual salary of $300,000 per year, a $100,000 signing bonus and the grant of 200,000 non-qualified stock options to purchase shares of the Company’s Common Stock . The Agreement also provides that Mr. Wetzel is eligible for the Company’s employee benefit plans and other benefits, including the Incentive Plan, in the same manner and to the same extent as to the Company’s other executive officers.

The Agreement provides that Mr. Wetzel will receive severance benefits if, prior to the Agreement’s expiration, the Company voluntarily terminates his employment for any reason other than “cause” (as defined in the Agreement) or he terminates his employment for “good reason” (as defined in the Agreement) (collectively, “Early Termination”). In the event of Early Termination, Mr. Wetzel will be entitled to the greater of: (a) any unpaid base salary due Mr. Wetzel pursuant to the remaining term of his employment agreement and any vacation time and vested benefits as required by the terms of any employee benefit plan or program; or (b) one times his annual base salary. At the discretion of the Compensation Committee, Mr. Wetzel may also receive other benefits while he is employed by the Company and in the event of his termination, including, among others, the continuation of health care benefits following the termination of his employment.

On January 11, 2006, as required by the Agreement, the Committee granted Mr. Wetzel two options (the “Options”) to purchase an aggregate of 200,000 shares of Company’s Common Stock (the “Stock”) at an exercise price per share of $19, vesting 20% per year on each anniversary of the grant date for five years. Of the 200,000 Options, the first 100,000 Options (the “Plan Options”) were granted under the Company’s 1996 Amended and Restated Employee Stock Option Plan (the “1996 Stock Option Plan”). Because Section 3(c) of the 1996 Stock Option Plan limits the amount of stock options that can be granted to any one person to 100,000 shares in any 365 day period, the second 100,000 Options (the “Special Option”) were granted in accordance with the terms and conditions of the newly adopted 2006 Stock Option Plan that was adopted by the Board of Directors for the purpose of granting the Special Option and another similar stock option for 7,143 shares to Michael McCloskey, the Company’s Chief Operating Officer, which could not be granted under the 1996 Stock Option Plan.

The Agreement provides that, if for any reason the Special Plan or the Special Option is disapproved by the shareholders or is not approved within thirty (30) days of the date of the next annual or special meeting of Company’s shareholders, then the grant of the Special Option shall be cancelled and of no further effect. Under the Agreement, if the Special Option is so cancelled, Mr. Wetzel shall have the right to receive from Company payment in cash of $950,000 (the “Cash Option Payment”) as liquidated damages on account of Company’s failure to provide the Special Option to Executive as promised by the Agreement. The Cash Option Payment shall be paid by Company on the first business day after the thirty (30) day period following the shareholders meeting if the Special Option has not been approved by Company’s shareholders by that time. The Agreement provides, however, that if there are circumstances outside of Company’s control that cause a delay in obtaining the required shareholder approval, Mr. Wetzel may, in his discretion, consent to a reasonable extension of time to obtain the approval, which consent shall not be unreasonably denied. The Cash Option Payment is an agreement for liquidated damages between the parties on account of the breach of the Agreement by Company resulting from Company’s failure to deliver the Special Option. Accordingly, if the shareholders do not approve the 2006 Special Stock Option Plan and the Special Option, Mr. Wetzel’s receipt of the Cash Option Payment shall be a complete waiver of any claims or rights he may have resulting from the Company’s breach of the Agreement.

Mr. Wetzel’s employment agreement also contains confidentiality provisions and a covenant not to solicit employees or clients for the first year following the termination of his employment or any period that Mr. Wetzel is receiving any salary continuation payments from the Company. In the event of Mr. Wetzel’s voluntary resignation that is not for “good reason”, as defined in the Agreement, the Company has the right to purchase, for a monthly payment of $31,500 per month, a non-compete agreement from Mr. Wetzel for a period of between one and twelve months, in the Company’s discretion, during which period Mr. Wetzel would be prohibited from, directly or indirectly, competing with the Company. A resignation by Mr. Wetzel less than sixty (60) days after the appointment of a Chairman of the Board of the Company replacing Guy A. Gibson in that position would also be treated as a resignation for “good reason” for purposes of entitling Mr. Wetzel to severance benefits except that the Company could nevertheless elect to purchase a non-compete agreement for one to twelve months and Mr. Wetzel would not have any post-employment non-solicitation obligations other than those imposed by the non-compete agreement purchased, if any.

Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to any of the Chief Executive Officer and the four other most highly compensated executive officers. Certain performance-based compensation, however, is specifically exempt from the deduction limit. The Company does not have a policy that requires or encourages the Compensation Committee to qualify stock options or restricted stock awarded to executive officers for deductibility under Section 162(m) of the Internal Revenue Code. However, the Compensation Committee will consider the net cost to the Company, including but not limited to the effect of Section 162(m), in making all compensation decisions.

COMPENSATION COMMITTEE Lester Ravitz-Chairman Robert T. Slezak James H. Bullock

Compensation Committee Interlocks and Insider Participation

There are no reportable Compensation Committee interlocks or insider participation matters.

Common Stock Performance Graph

The following performance graph compares the cumulative return of the Common Stock with that of the Broad Market (the NASDAQ Market Index) and a published industry index (SIC Code 6035-Savings Institutions, Federally-Chartered). Each index assumes $100 invested on January 1, 2000 and is calculated assuming quarterly reinvestment of dividends and quarterly weighting by market capitalization.

Certain Relationships and Related Transactions

Peter G. Weinstock, the Company’s former advisory director who resigned December 9, 2005, is a member of the law firm of Jenkens & Gilchrist, a Professional Corporation, in Dallas, Texas. Jenkens & Gilchrist has from time to time served as outside counsel to the Company.

On December 9, 2005, the Company completed a private offering of 5,120,000 shares of Common Stock, $0.0001 par value per share. In connection with the private offering, the Company engaged G2 Holding Corp. as an adviser. G2 Holding Corp. was reimbursed for reasonable out-of-pocket expenses in connection with the private offering (a total of $503,463.75) and $1,350,000 for expenses associated with recruiting and assembling the Company’s new management team, Messrs. Gibson, Wetzel and McCloskey, whose appointments were effective December 9, 2005. Of the $1,350,000 paid to G2 Holding Corp., $200,000 was paid to Milestone Advisors, LLC as compensation for Milestone’s financial advisory services to the Company. The Company paid the placement agent a cash fee of 7% of the gross sale price of all shares of Common Stock sold in the private offering for providing services as placement agent with respect to the shares. The placement agent credited $300,000 back to the Company and the Company used the money to pay Milestone for its services in connection with the private offering. Guy A. Gibson, the Company’s Chairman of the Board of Directors, is the chairman and controlling shareholder of G2 Holding Corp., Michael J. McCloskey, the Company’s Chief Operating Officer, was an executive vice president of G2 Holding Corp. and a managing director of Milestone, and Scot T. Wetzel, the Company’s President and Chief Executive Officer, was a consultant for G2 Holding Corp.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities (the “10% Shareholders”), to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Officers, directors and 10% Shareholders of the Company are required by the Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms so filed.

Based solely on review of copies of such forms received, the Company believes that, during the last fiscal year, all filing requirements under Section 16(a) applicable to its officers, directors and 10% Shareholders were timely met, except Messrs. Bullock, Frank, Ravitz and Slezak filed late reports with respect to options granted in May 2005. In addition, Mr. Schmitz filed a late report with respect to a gift made in December 2005 and a sale pursuant to the issuer tender offer which closed in January 2006 and Messrs. Spencer and Kloos filed late reports with respect to the same issuer tender offer. Also, Dr. Bullock has filed a late report with respect to his ownership of 194 shares that he already owned when he became a director in June 2003 and will be filing another late report with respect to his subsequent disposition of 5 of those shares since that time.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

* * * * * * * * * *

PROPOSAL TO CHANGE THE NAME
OF THE COMPANY
(Proposal 2)

On March 10, 2006, the Board of Directors resolved to amend the Company’s Amended and Restated Articles of Incorporation, as amended, to change the name of the Company to United Western Bancorp, Inc. The Company recently identified “United Western™” as its proposed new brand name, and anticipates that a formal change in the legal and trade names, as well as corporate logos, will occur for the Company and various of its subsidiaries during the second or third quarter of 2006 if approved and/or consented to by the shareholders and certain regulatory authorities. This would include a change of the name of “Matrix Capital Bank” to “United Western Bank.” The Company believes that the proposed new brand name draws on the western heritage of the Colorado Front Range community, the Company’s employees and its institution. With the new brand name, the Company intends to focus its efforts on building a network of community bank branches, managed by experienced and reputable Colorado bankers, across the Front Range.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY.

* * * * * * * * * *

PROPOSAL TO RATIFY APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal 3)

On March 24, 2005, the Audit Committee resolved to retain McGladrey & Pullen, LLP, certified public accountants, to serve as independent registered public accounting firm of the Company for the year ended December 31, 2005 and on March 9, 2006, the Audit Committee again resolved to retain McGladrey & Pullen, LLP for the year ending December 31, 2006. Pursuant to the Amended and Restated Audit Committee Charter adopted by the Company in March 2004, the Audit Committee has the responsibility for the selection of the Company’s independent registered public accounting firm. Although shareholder ratification is not required for the selection of McGladrey & Pullen, LLP, and although such ratification will not obligate the Company to continue the services of such firm, the Board of Directors is submitting the selection for ratification with a view towards soliciting the shareholders’ opinion thereon, which may be taken into consideration in future deliberations. If the appointment is not ratified, the Audit Committee must then determine whether to appoint another registered public accounting firm before the end of the current fiscal year, and in such case, shareholders’ opinions would be taken into consideration.

Representatives of McGladrey & Pullen, LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

Effective March 24, 2005, the Audit Committee dismissed KPMG LLP, the Company’s previous independent registered public accounting firm, and engaged McGladrey & Pullen, LLP to act as the new principal independent registered public accounting firm for the Company and its subsidiaries. The reports of the principal accountants on the consolidated financial statements of the Company as of December 31, 2005 and 2004 and for the years then ended did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits for the fiscal years ended December 31, 2003 and 2004 and through the date hereof there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreements in connection with its reports. During the last two fiscal years and through the date of dismissal, KPMG LLP did not advise the Company of any information that would be required to be reported under Item 304(a)(1)(v) of Regulation S-K.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF MCGLADREY & PULLEN LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE 2006 CALENDAR YEAR.

* * * * * * * * * *

PROPOSAL TO EXTEND THE TERM OF, AND
TO INCREASE THE NUMBER OF ISSUABLE SHARES UNDER,
THE 1996 EMPLOYEE STOCK PURCHASE PLAN
(Proposal 4)

As the administrator of the Company’s 1996 Employee Stock Purchase Plan, the Compensation Committee has, subject to shareholder approval, amended the Purchase Plan in order to extend the term until December 30, 2015 and increased the number of shares of Common Stock available for issuance thereunder from 250,000 to 400,000. The Compensation Committee has resolved to increase the number of available shares under the Plan, because as of the Record Date, only 39,947 shares of Common Stock remained available for purchase by the Company's employees. By increasing the number of shares available under the Purchase Plan, the Compensation Committee believes that the Purchase Plan will continue to be a useful stock-related benefit program for attracting and retaining employees and providing additional incentive for all employees to promote the success of the Company. The Company intends to register the 125,000 additional shares of Common Stock issuable under the Purchase Plan under the Securities Act of 1933, as amended, as soon as possible after the Annual Meeting, assuming the shareholders approve the proposal to increase the number of available shares.

Description of Purchase Plan

In September 1996, the Board of Directors adopted the Purchase Plan and reserved shares of Common Stock for issuance thereunder. The shareholders of the Company approved the Purchase Plan in September 1996. The purpose of the Purchase Plan is to provide eligible employees of the Company and its designated subsidiaries with an opportunity to purchase Common Stock ("ESPP Shares") from the Company through payroll deductions.

Offerings under the Purchase Plan generally have a duration ("Offering Period") of 12 months and commence on January 1 of each year. On the first business day of an Offering Period (the "Enrollment Date"), each eligible employee who chooses to participate ("Participant") is granted the right to purchase ("Purchase Right") on the last business day of such Offering Period ("Purchase Date") a number of whole ESPP Shares determined by dividing the Participant's total annual payroll deductions accumulated during such Offering Period by the Purchase Price described below. However, the number of ESPP Shares subject to each Participant's Purchase Right during such Offering Period shall in no event exceed the lesser of (i) the maximum number of ESPP Shares which could be purchased with such Participant's total payroll deductions for the Offering Period at a Purchase Price equal to 85% of the fair market value of the ESPP Shares on the Enrollment Date, (ii) the number of ESPP Shares determined by dividing $14,706 by the fair market value of the ESPP Shares on the Enrollment Date or (iii) the maximum number of ESPP Shares that would cause the total owned by the Participant to exceed the 5% ownership limits described below. Unless the Participant's participation is discontinued, his or her Purchase Right will be exercised automatically on the Purchase Date (i.e., the last business day of the Offering Period) at the Purchase Price.

No less than 15 days prior to each Offering Period, the administrator of the Purchase Plan will determine the total number of ESPP Shares that will be made available for purchase during such Offering Period and will notify the eligible employees. With respect to ESPP Shares that are made available for an Offering Period, but which are not purchased during such Offering Period, the administrator may again make them available for purchase with respect to any subsequent Offering Period. In the event that on the Purchase Date of reference the aggregate amount of payroll deductions during the corresponding Offering Period exceed the aggregate Purchase Price of all ESPP Shares available for purchase during such Offering Period, each Purchase Right of a participant shall be reduced to that percentage of available ESPP Shares as the accumulated payroll deduction in his or her account is of the aggregate accumulated payroll deduction in the accounts of all Participants.

Any employee who is customarily employed for at least 20 hours per week and more than five months per calendar year by the Company or its designated subsidiaries, who is employed on the first day of the month preceding the Enrollment Date of reference and who continues to be employed on the Enrollment Date, is eligible to participate in offerings under the Purchase Plan during the Offering Period, which includes such Enrollment Date. As of the Record Date, there were approximately 310 employees eligible to participate in the Purchase Plan. Employees become Participants by delivering to the Company an agreement authorizing payroll deductions at any time during the 45 days immediately preceding the Enrollment Date of reference. No employee is permitted to purchase ESPP Shares under the Purchase Plan if such employee owns 5% or more of the total combined voting power or value of all classes of shares of stock of the Company, including as owned by such employee all ESPP Shares subject to his Purchase Right, as adjusted, shares subject to any other options, or shares whose ownership is attributable to the employee by reason of ownership by certain members of his or her family. In addition, no Participant is entitled to purchase during the Offering Period of reference more than the maximum number of ESPP Shares subject to such Participant's Purchase Right during such Offering Period.

The price at which ESPP Shares are sold under the Purchase Plan ("Purchase Price") is 85% of the lower of the fair market value per Share of Common Stock on the Enrollment Date (i.e., first business day of the Offering Period) or the Purchase Date (i.e., the last business day of the Offering Period). The Purchase Price of the ESPP Shares is accumulated by payroll deductions made during the Offering Period. The total payroll deductions of a Participant for an Offering Period may not be greater than the lesser of $12,500, or 25% of the Participant's annualized "considered pay" as determined at the beginning of the Offering Period, nor may such payroll deductions be less than an aggregate of $500. A Participant's "considered pay" is the administrator's reasonable estimate of such Participant's basic rate of pay (i.e., exclusive of bonuses and other special payments) during the Offering Period.

All payroll deductions of a Participant are credited to his or her account under the Purchase Plan and are deposited with the general funds of the Company. Such funds may be used for any corporate purpose. No charges for administrative or other costs may be made by the Company against the accounts of Participants. The Purchase Plan is administered by the Compensation Committee of the Board of Directors.

A Participant may terminate his or her right to purchase ESPP Shares with respect to a particular Offering Period by notifying the administrator at any time prior to the last 15 days of the Offering Period that the Participant is withdrawing all, but not less than all, of the accumulated payroll deductions credited to such Participant's account. The withdrawal of accumulated payroll deductions automatically terminates the Participant's Purchase Right with respect to that Offering Period. As soon as practicable after notice of such withdrawal, the payroll deductions credited to a Participant's account will be returned to the Participant without interest. A Participant's withdrawal with respect to an Offering Period does not have any effect upon such Participant's eligibility to participate in subsequent Offering Periods. Termination of a Participant's employment for any reason, including retirement or death, immediately terminates his or her participation in the Offering Period during which such termination of employment occurs. In such event, the payroll deductions credited to the Participant's account will be returned to the Participant as soon as practicable, or in the case of death, to the person or persons entitled thereto, in either case without interest.

In the event of changes in the Common Stock of the Company, however, due to stock dividends or other changes in capitalization, or in the event of any merger, sale or any other reorganization, appropriate adjustments will be made by the Company to the ESPP Shares subject to purchase, to the price per share and, where necessary, to the conditions relating to the exercise of the Purchase Right, so that, to the extent reasonably possible, such events do not adversely affect the rights of Participants. If, however, there is a proposed dissolution or liquidation of the Company, the Offering Period during which such event occurs will be deemed terminated upon the occurrence of such event.

The Purchase Plan will terminate automatically on December 31, 2015, and prior to that date, the administrator generally may at any time amend or terminate the Purchase Plan.

There were no shares allocated to the Purchase Plan in 2005 or 2006.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF AMENDMENTS TO THE EMPLOYEE STOCK PURCHASE PLAN.

* * * * * * * * * *

PROPOSAL TO EXTEND THE TERM OF, AND
TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER,
THE 1996 AMENDED AND RESTATED EMPLOYEE STOCK OPTION PLAN
(Proposal 5)

In order to attract and retain employees, consultants and directors for the Company, the Board of Directors has adopted, and the Company's shareholders have previously approved, the 1996 Amended and Restated Stock Option Plan, as amended (the "1996 Stock Option Plan") pursuant to which an aggregate of 950,000 shares of Common Stock may be issued upon the exercise options granted under the 1996 Stock Option Plan. As of the Record Date, only 314,315 options remained available for grant. Pursuant to the terms of the 1996 Stock Option Plan, it will terminate in September of 2006, ten (10) years from its original adoption in 1996. On December 30, 2005, the Compensation Committee (the "Committee) approved amendments to the 1996 Stock Option Plan that would extend the term of the 1996 Stock Option Plan for an additional ten years and increase the number of shares of Common Stock reserved for issuance upon exercise of stock options from 950,000 to 1,200,000 shares. Neither the extension of the 1996 Stock Option Plan nor a failure to extend the 1996 Stock Option Plan will have any effect on the duration of options previously granted under the 1996 Stock Option Plan, which will remain in effect for the period of time provided in the original option grants irrespective of whether the 1996 Stock Option Plan continues or is terminated. For tax purposes, the extension of the term of the 1996 Stock Option Plan is considered a "new" plan under the Internal Revenue Code. Therefore, shareholder approval is required in order for incentive stock options to continue to be granted under the 1996 Stock Option Plan. Similarly, under the Nasdaq Marketplace Rule 4350(i), the extension of the term of the 1996 Stock Option Plan may be deemed to be the establishment of a "new" plan which requires shareholder approval. Accordingly, the shareholders are being asked to approve the extension of the 1996 Stock Option Plan to June 15, 2016, or ten (10) years from the date of the Annual Meeting and the increase in the number of shares available for issuance under the 1996 Stock Option Plan from 950,000 to 1,200,000 shares.

Description of Plan

In January 1995, the Board of Directors and shareholders adopted the Company's 1995 Stock Option Plan, which was amended and restated as the current Plan by the Board of Directors and shareholders in September 1996. The 1996 Stock Option Plan was amended in May 2000 to increase the number of shares issuable under the 1996 Stock Option Plan from 525,000 to 750,000, was amended in July 2001 to allow the Compensation Committee to determine the immediate exercisability of options upon the occurrence of certain corporate events, and was amended in May 2003 to increase the number of shares issuable under the 1996 Stock Option Plan from 750,000 to 950,000. The purpose of the 1996 Stock Option Plan is to advance the interests of the Company by providing additional incentives to attract and retain qualified and competent employees and consultants of the Company and directors of the Company and its subsidiaries, upon whose efforts and judgment the success of the Company is largely dependent. Substantially all of the Company's full-time employees and all of the Company's directors and are eligible for grants of stock options under the terms of the 1996 Stock Option Plan. As of the Record Date, approximately 310 employees were eligible to participate in the 1996 Stock Option Plan.

The 1996 Stock Option Plan authorizes the granting of incentive stock options ("Incentive Options") and nonqualified stock options ("Nonqualified Options" and together with the Incentive Options the "Options") to purchase Common Stock to eligible persons. The 1996 Stock Option Plan is currently administered by the Compensation Committee. The Compensation Committee consists solely of two or more members of the Board of Directors, each of whom is an "outside director" within the meaning of the Internal Revenue Code. The 1996 Stock Option Plan provides for adjustments to the number of shares and to the exercise price of outstanding options in the event of a declaration of a stock dividend or any recapitalization resulting in a stock split-up, combination or exchange of shares of Common Stock.

No Incentive Option may be granted with an exercise price per share less than the fair market value of the Common Stock at the date of grant. The Nonqualified Options may be granted with any exercise price determined by the Compensation Committee. The exercise price of an Option may be paid in cash, by certified or cashier's check, by money order, by personal check or, if permitted by the option agreement or the Compensation Committee, by delivery of already owned shares of Common Stock having a fair market value equal to the exercise price, or by a combination of the above. It is the present intention of the Compensation Committee that if the payment of the exercise price is permitted to be made, in whole or in part, with shares of Common Stock, the Optionee must have owned the shares to be surrendered for at least six months prior to tendering such shares for the exercise of an Option.

An eligible employee may receive more than one Incentive Option, but the maximum aggregate fair market value of the Common Stock (determined when the Incentive Option is granted) with respect to which Incentive Options are first exercisable by such employee in any calendar year cannot exceed $100,000. In addition, no Incentive Option may be granted to an employee owning directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price is set at not less than 110% of the fair market value of the shares subject to such Incentive Option on the date of grant and such Incentive Option expires not later than five years from the date of grant. Awards of Nonqualified Options are not subject to these special limitations. However, the maximum number of shares which may be subject to an Option granted to any eligible person shall be 100,000 reduced by the number of shares subject to any other Option granted to such eligible person during the 365 days preceding the date of grant of the Option in question.

No Incentive Option granted under the 1996 Stock Option Plan is assignable or transferable otherwise than by will or by laws of descent and distribution. During the lifetime of an optionee, his Incentive Option is exercisable only by him or his guardian or legal representative. Nonqualified Options may be transferable if provided for in the option agreement governing the Nonqualified Option. The expiration date of an Option is determined by the Compensation Committee at the time of the grant, but in no event may an option be exercisable after the expiration of 10 years from the date of grant.

The Compensation Committee may limit an optionee's right to exercise all or any portion of an Option until one or more dates subsequent to the date of grant. The Compensation Committee also has the right, exercisable in its sole discretion, to accelerate the date on which all or any portion of an Option may be exercised. The 1996 Stock Option Plan also provides that, for Options granted prior to July 20, 2001, 30 days prior to certain major corporate events such as, among other things, certain changes in control, mergers or sales of substantially all of the assets of the Company (a "Major Corporate Event"), each Option shall immediately become exercisable in full. In anticipation of a Major Corporate Event, the Compensation Committee may, after notice to the optionee, cancel, effective as of the consummation of the Major Corporate Event, all or any portion of an Option that remains unexercised on such date. For options granted on or after July 20, 2001, the Compensation Committee may provide, under the terms of such Option, that such Option will not become immediately exercisable in full upon the occurrence of a Major Corporate Event; provided, further, that the Compensation Committee may determine, at a later date, that such Option will become immediately exercisable in connection with the occurrence of a Major Corporate Event. If an Option is automatically accelerated as a result of a Major Corporate Event, the acceleration will be limited to a number of shares which will insure that the Optionee will not incur an "excess parachute payment" as determined under Section 280G of the Code, in whole or in part as a result of such acceleration.

If terminated for cause, all rights of an optionee under the 1996 Stock Option Plan cease and the options granted to such optionee become null and void for all purposes. The 1996 Stock Option Plan further provides that the exercisable portion of an Option must be exercised by the Optionee within thirty days of termination of employment (other than termination for cause, or as a result of mental or physical disability or death) or termination of a consulting contract, as the case may be. If the optionee is a director, his Option must be exercised within 30 days of the date he ceases to be a director of the Company or a subsidiary of the Company. Generally, if an optionee's employment or consulting contract is terminated due to mental or physical disability, the optionee will have the right to exercise the Option (to the extent otherwise exercisable on the date of termination) for a period of one year from the date on which the optionee suffers the mental or physical disability. If an optionee dies while actively employed by, or providing consulting services under a consulting contract to, the Company, the Option may be exercised (to the extent otherwise exercisable on the date of death) within one year of the date of the optionee's death by the optionee's legal representative or legatee. All of the above described periods could be increased, or decreased, with respect to an Option under the express terms of such Option.

The Company will not be entitled to a tax deduction upon the grant or exercise of an Incentive Option, or the grant of a Nonqualified Option. The Company ordinarily will be entitled to a deduction in the year of a disqualifying disposition of an Incentive Stock Option, or exercise of a Nonqualified Stock Option, to the extent the Optionee recognizes ordinary income as a result of such disqualifying disposition or exercise.

The Board of Directors may amend the 1996 Stock Option Plan or any Option; provided, however, that no amendment may alter any provision of the 1996 Stock Option Plan without compliance with any shareholder approval requirements under the Internal Revenue Code or the Nasdaq National Market, Inc. and, provided further, that no amendment may substantially impair an Option, except as specifically permitted in any Option, without the consent of such Optionee.

The Company plans to register the additional shares of Common Stock issuable in connection with the proposed amendment as soon as possible following shareholder approval.

Material Income Tax Consequences

Under current tax laws, the grant of an Option will generally not be a taxable event to the recipient optionee and the Company will not be entitled to a deduction with respect to such grant. Upon the exercise of a Nonqualified Option, an optionee will recognize ordinary income at the time of exercise equal to the excess of the then fair market value of the shares of Common Stock received over the exercise price. The taxable income recognized upon exercise of a Nonqualified Option will be treated as compensation income subject to withholding, and the Company will be entitled to deduct as a compensation expense an amount equal to the ordinary income an optionee recognizes with respect to such exercise. When Common Stock received upon the exercise of a Nonqualified Option subsequently is sold or exchanged in a taxable transaction, the holder thereof generally will recognize capital gain (or loss) equal to the difference between the total amount realized and the fair market value of the Common Stock on the date of exercise; the character of such gain or loss as long-term or short-term capital gain or loss will depend upon the holding period of the shares following exercise.

Under current rulings, if the Optionee uses previously held shares of Common Stock in satisfaction of part of all of the exercise price of a Nonqualified Stock Option, no gain will be recognized on the disposition of such previously held shares and the tax basis (and holding period) of such previously held shares will be allocated to the same number of shares acquired on exercise. The fair market value of any shares of Common Stock received by the Optionee in excess of the number of shares used to pay the exercise price (less the amount of cash, if any, paid by the Optionee) will be ordinary income (subject to employment taxes and withholding) and such fair market value shall be the tax basis of such additional shares and their holding period will commence on the date of exercise of the Options.

The exercise of an Incentive Option will not be taxable to the optionee (except to the extent that the exercise may be subject to alternative minimum tax), and the Company will not be entitled to any deduction with respect to such exercise. Upon any subsequent taxable disposition of shares of Common Stock received upon exercise of an Incentive Option, the optionee generally will recognize long-term or short-term capital gain (or loss) equal to the difference between the total amount realized and the exercise price of the Incentive Option. However, to qualify for this favorable tax treatment of incentive stock options under the Internal Revenue Code, the optionee may not dispose of the shares of Common Stock acquired upon the exercise of an Incentive Option until after the later of two years following the date of grant or one year following the date of exercise. The surrender of shares of Common Stock acquired upon the exercise of an Incentive Option in payment of the exercise price of an Option within the required holding period for incentive stock options under the Internal Revenue Code will be a disqualifying disposition of the surrendered shares.

If the Optionee pays the exercise price of an Incentive Option by using shares of Common Stock previously acquired pursuant to the exercise of an Incentive Option, no gain will be recognized by the Optionee on the disposition of such previously acquired shares provided such disposition does not constitute a disqualifying disposition. Under proposed Treasury regulations, the tax basis of previously acquired shares of Common Stock used to pay part or all of the exercise price of an Incentive Option will be allocated to the same number of shares received on exercise as the number of shares surrendered, and, except as provided in the last sentence of this paragraph, the holding period of such shares received will be the same as the holding period of the shares surrendered, and the remainder of the shares received shall have a basis equal to the amount of cash, if any, paid on the exercise and will have a holding period that begins on the date the shares are transferred to the Optionee. The proposed regulations further provide that (i) for purposes of determining whether a disqualifying disposition has occurred, the holding period of all of the shares acquired pursuant to the exercise of an Incentive Option with previously acquired shares will commence on the date such shares are transferred to the Optionee and (ii) a disqualifying disposition of such shares will be deemed to be a disposition of the shares with the lowest tax basis.

If a disqualifying disposition occurs due to the failure to satisfy the holding period requirements, the optionee may recognize ordinary income in the year of the disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income an optionee shall recognize in the year of a disqualifying disposition shall be the lower of (i) the excess of the amount realized over the exercise price or (ii) the excess of the fair market value of the Common Stock at the time of the exercise over the exercise price. In addition, the optionee shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the Common Stock at the time of the exercise. Such capital gain shall be taxable as long-term or short-term capital gain, depending on the optionee's holding period for such shares.

Notwithstanding the favorable tax treatment of Incentive Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Option is generally treated in the same manner as a Nonqualified Option. Accordingly, an optionee must generally include in alternative minimum taxable income for the year in which an Incentive Option is exercised the excess of the fair market value on the date of exercise of the shares of Common Stock received over the exercise price. If, however, an optionee disposes of shares of Common Stock acquired upon the exercise of an Incentive Option in the same calendar year as the exercise, only an amount equal to the optionee's ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee's calculation of alternative minimum taxable income in such calendar year.

New Plan Benefits

Set forth below in tabular form are the current known benefits or amounts allocated to each of the named persons or groups under the 1996 Stock Option Plan during fiscal 2006.

Name and Position	Dollar Value ($)(1)	Number of Shares

Scot T. Wetzel	-0-	100,000
President and Chief Executive Officer

David W. Kloos	-0-	-0-
Former Chief Financial Officer

T. Allen McConnell	-0-	-0-
Senior Vice President and former Secretary
and General Counsel

D. Mark Spencer	-0-	-0-
Former Co-Chief Executive Officer

Richard V. Schmitz	-0-	-0-
Former Co-Chief Executive Officer

Current Executive Officer Group	-0-	246,500
(6 persons)

Current Director Group	-0-	100,000
(5 persons)

Employee Group, excluding Current	-0-	196,004
Executive Officers

(1)
All options are granted at not less than the fair market value on the date of grant. The dollar value to the grantee is solely dependent on the increase in the stock price subsequent to the date of grant.

The Company has not approved any awards under the 1996 Stock Option Plan that are conditioned upon shareholder approval of the proposed plan amendment. On April 26, 2006, the closing price of the Company's Common Stock was $22.90.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF AMENDMENTS TO THE EMPLOYEE STOCK OPTION PLAN.

* * * * * * * * * *

PROPOSAL TO APPROVE THE
2006 EMPLOYEE STOCK OPTION PLAN AND
THE GRANT OF THE SPECIAL OPTIONS
(Proposal 6)

On January 11, 2006, in connection with the Strategic Transactions described above, the Company agreed to grant stock options to two new employees, Scot T. Wetzel and Michael J. McCloskey, in amounts greater than the 100,000 maximum amount of shares which could be granted to any one person in a year under the Company’s 1996 Amended and Restated Employee Stock Option Plan. In order to grant 200,000 options to Scot T. Wetzel, the Company’s President and Chief Executive Officer, and 107,143 options to Michael J. McCloskey, the Company’s Chief Operating Officer, for joining the Company’s management team, the Compensation Committee determined that the Board of Directors would have to adopt a new ten (10) year stock option plan (the “2006 Special Stock Option Plan”), which would be substantially similar to the 1996 Stock Option Plan, in order to grant the options over the 100,000 maximum under the 1996 Stock Option Plan. The Compensation Committee therefore recommended the adoption of the 2006 Special Stock Option Plan to the Board of Directors, which adopted it on January 11, 2006.

Under the 2006 Special Stock Option Plan, 107,143 shares of Common Stock were reserved for issuance for the purpose of granting the other 100,000 options Mr. Wetzel and the other 7,143 options to Mr. McCloskey which the Company had agreed to issue to them in connection with the Strategic Transactions (the “Special Options”). All of the Special Options are exercisable at an exercise price of $19.00 per share, vest 20% on the first anniversary of the date of grant, and 20% on each of the next four anniversaries. The Board approved the 2006 Special Stock Option Plan and ratified the Compensation Committee’s grant of the Special Options on January 11, 2006. Nasdaq Marketplace Rule 4350(i) requires shareholder approval when a stock option plan is to be established pursuant to which stock may be acquired by officers, directors, employees, or consultants. The Board of Directors believes that retaining and rewarding these executives would be in the best interests of the Company and are asking the Company’s shareholders to approve the 2006 Special Stock Option Plan and approve the grant of the Special Options. Although the 2006 Special Stock Option Plan was adopted by the Board in contemplation of the grant of the Special Options, any or all of the 107,143 shares reserved thereunder may be granted to other eligible persons if the Special Options do not vest or are otherwise returned to the Plan.

Description of the Plan

The 2006 Special Stock Option Plan is substantially identical to the 1996 Stock Option Plan as described above, except that only 107,143 shares are reserved under the 2006 Special Stock Option Plan.

New Plan Benefits

Set forth below in tabular form are the current known benefits or amounts allocated to each of the named persons or groups under the 2006 Stock Option Plan during fiscal 2006.

Name and Position	Dollar Value ($)(1)	Number of Shares

Scot T. Wetzel	-0-	100,000
President and Chief Executive Officer

David W. Kloos	-0-	-0-
Former Chief Financial Officer

T. Allen McConnell	-0-	-0-
Senior Vice President and former Secretary
and General Counsel

D. Mark Spencer	-0-	-0-
Former Co-Chief Executive Officer

Richard V. Schmitz	-0-	-0-
Former Co-Chief Executive Officer

Current Executive Officer Group	-0-	107,143
(6 persons)

Current Director Group	-0-	-0-
(5 persons)

Employee Group, excluding Current	-0-	-0-
Executive Officers

(1)
All options are granted at not less than the fair market value on the date of grant. The dollar value to the grantee is solely dependent on the increase in the stock price subsequent to the date of grant.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE 2006 EMPLOYEE STOCK OPTION PLAN AND THE GRANT OF THE SPECIAL OPTIONS.

SHAREHOLDER PROPOSAL
(Proposal 7)

Gerald R. Armstrong, the holder of 200 shares of the Company’s Common Stock, whose address is 620 Sixteenth Street, No. 705, Denver, Colorado, 80202-3227, has notified the Company that he intends to present the following resolution at the Annual Meeting. The Board of Directors and the Company accept no responsibility for the proposed resolution and supporting statement. As required by federal regulations, the resolution and supporting statement are printed below.

SHAREHOLDER RESOLUTION:

That the shareholders of MATRIX BANCORP, INC. request its Board of Directors to take those steps necessary to eliminate the classification of terms of its Board of Directors to require that all Directors stand for election annually. The Board declassification shall be completed in a manner that does not affect the unexpired terms of previously elected Directors.

Shareholder Supporting Statement:

The proponent believes the election of directors is the strongest way that shareholders influence the direction of any corporation. Currently, board of Matrix is divided into three classes with each class serving staggered three-year terms. Because of this structure, shareholders may only vote for one-third of the directors each year. This is not in the best interest of shareholder because it reduces accountability and is an unnecessary take-over defense.

In last year’s annual meeting, management refused to answer shareholder questions why KPMG, it accountants, had been terminated. Some directors have not attended the last two annual meetings and there has been no explanation for their absences.

ACCOUNTABILITY does matter.

In recent annual meetings, many corporations have repealed three-year terms for directors and replaced them with one-year terms realizing that accountability is beneficial for shareholders. These include Pfizer, Sprint, Equity Residential Properties Trust, IStar Financial, West Coast Bancorp, Pan Pacific Retail Properties, Bristol-Myers Squibb, Dow-Jones, North Valley Bancorp, Equity Office Properties Trust, to name just a few.

The 2003 proxy statement of PFIZER, INC. states: “The Board believes that all Directors should be equally accountable at all times for the company’s performance and the will of the majority of shareholders should not be impeded by a classified board. The amendment will allow shareholders to review and express their opinions on the performance of all Directors each year.”

WEST COAST BANCORP stated in its 2003 proxy statement: “Annual election will facilitate the election of directors who will, in the view of a majority of shareholders, manage the company in the best interests of the company and its shareholders.”

The performance of our former management and Board of Directors was a disappointment to this proponent who believes their performance was reflected in a diminished market value. The proponent believes that all Directors should be accountable each year.

If you agree, please vote “FOR” this proposal.

BOARD OF DIRECTORS STATEMENT IN OPPOSITION:

Since the Company went public in 1996, its Board has been divided into three classes, with directors serving staggered three-year terms. Board classification means that the majority of the Board at any given time will have experience in the Company’s business and affairs, promoting continuity and stability of the Company’s business strategies and policies. The Board believes that the continuity and quality of leadership that results from a classified Board creates long-term shareholder value and is in the best interests of the Company and its shareholders. A classified Board also helps the Company attract and retain highly qualified individuals willing to commit the time and dedication necessary to understand the Company, its operations and competitive environment and concentrate on long-term planning and appropriate use of financial and other resources.

A classified Board also affords the Company and its shareholders an additional measure of protection against hostile and unsolicited takeover attempts that do not offer the greatest value to all shareholders. Absent a classified board, a potential acquirer could gain control of the Company by replacing a majority of the Board with its own slate of nominees at a single annual meeting by simple plurality of the votes cast, and without paying any premium to the Company’s shareholders. Such an approach could be coupled with a proposal to have the new Board redeem the Company’s shareholder rights plan, thus eliminating the rights plan as a means to ensure that all shareholders are treated fairly. The existence of a classified Board encourages a potential acquirer to negotiate with the Board, giving the Board additional time and bargaining power to negotiate a transaction that is in the best interests of the shareholders and other constituencies.

Most importantly, in considering any takeover effort or other significant development concerning the Company, the Board understands that its duty is to protect the interests of all the Company’s shareholders. The Board intends to discharge that duty to its utmost ability and would not utilize the various defensive tactics available to it to resist any action that the Board believes to be in the best interests of all of the Company’s shareholders.

Mr. Armstrong lists several companies that he indicates have taken steps to remove their staggered boards. Only two of the companies listed are even in the same industry as the Company, with the others consisting of some of the largest companies in the pharmaceuticals, real estate and telecommunications industries. Each such company made this decision in light of their own particular financial and market circumstances. The Board does not believe that the fact that other companies have taken steps to remove their staggered Boards is a persuasive reason for the Company to undertake the same initiative. In fact, according to the Investor Responsibility Research Center, approximately 54% of the companies in the S&P 500 had classified boards as of the end of 2004.1

The Board is committed to good governance practices and has implemented a variety of measures (discussed elsewhere in this proxy statement) to strengthen the Company’s governance processes. In addition, the Board of Directors does not believe that directors elected for staggered terms are any less accountable to shareholders than they would be if elected annually, since the same standard of good governance practices apply regardless of the term of service. The Board believes that implementation of this proposal will not enhance governance practices at the Company, but rather would limit the Board’s ability to take actions consistent with the best interests of all shareholders in the event of an unsolicited takeover bid.

Shareholders should be aware that this shareholder proposal is simply a request that the Board take the action stated in the proposal. Approval of this proposal may not result in the requested action being taken by the Board of Directors, and therefore, its approval would not necessarily effectuate the declassification of the Board of Directors. Under Colorado law, to change the structure of the Corporation’s Board of Directors, the shareholders must approve an amendment to the Corporation’s Amended and Restated Articles of Incorporation, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” THE SHAREHOLDER PROPOSAL.

OTHER BUSINESS

The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate.

1 From Mark W. Saltzburg, Esq. and Carol Bowie, “Background Report on Classified Board of Directors at U.S. Companies.” Investor Responsibility Research Center (IRRC) governance Research Service (2005) (the authors did note that this decreased from 62% in 2002).

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

For shareholder proposals to be considered for inclusion in the Proxy Statement for the 2007 Annual Meeting, they must be received by the Company no later than December 18, 2006. Any shareholder proposal that is not submitted for inclusion in the Company’s Proxy Statement but is instead sought to be presented at the 2007 Annual Meeting must be delivered to or mailed and received by the Secretary at the Company’s principal executive office not less than 20 days and no more than 50 days prior to the meeting. In the event that less than 30 days notice or prior public disclosure of the date of the meeting is given to shareholders, notice by the shareholder must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure made. A shareholder’s proposal must be written and for each matter the shareholder proposes to bring before the annual meeting, include the following information: (i) a brief description of the business proposed to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business; (iii) the number of shares of Common Stock of the Company which are beneficially owned by the shareholder; and (iv) any material interest of the shareholder in such business. The Company’s proxies will vote the shares represented by the proxies held by them in accordance with their judgment on such matters if (i) the proposal is received outside of the timeframe outlined above or (ii) the Company receives timely notice of such proposal and advises its shareholders in its 2007 Proxy Statement about the nature of the matter and how management intends to vote.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Theodore J. Abariotes Theodore J. Abariotes, Secretary

May 9, 2006
Denver, Colorado

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX I

PROXY - MATRIX BANCORP, INC.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

700 17th Street, Suite 2100
Denver, Colorado 80202

The undersigned hereby appoints Michael J. McCloskey, Scot T. Wetzel and Theodore J. Abariotes, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of the Common Stock of Matrix Bancorp, Inc. (the "Company"), held of record by the undersigned on April 27, 2006, at the Annual Meeting of Shareholders of the Company to be held on June 15, 2006, and any adjournment(s) or postponement(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1, IN FAVOR OF PROPOSALS 2, 3, 4, 5 AND 6, AGAINST PROPOSAL 7, AND THE PERSONS NAMED ON THE FRONT OF THIS PROXY WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN PROPOSAL 8.

(To Be Dated And Signed On Reverse Side)

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

o Call toll free 1-866-451-9874 in the United States or Canada any time	o Go to the following web site:
on a touch tone telephone. There is NO CHARGE to you for the call.	WWW.COMPUTERSHARE.COM/US/PROXY

o Follow the simple instructions provided by the recorded message.	o Enter the information requested
on your computer and follow the
simple instructions.

C0123456789	[ 12345 ]

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Daylight Time, on June 15, 2006.

THANK YOU FOR VOTING.

 ANNUAL MEETING PROXY CARD

 PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

A. ELECTION OF DIRECTORS

1. PROPOSAL TO ELECT FOUR (4) DIRECTORS, INCLUDING TWO DIRECTORS TO SERVE UNTIL THE 2009 ANNUAL MEETING, ONE DIRECTOR TO SERVE UNTIL THE 2008 ANNUAL MEETING AND ONE DIRECTOR TO SERVE UNTIL THE 2007 ANNUAL MEETING, OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
01 - Lester Ravitz to serve until the 2009 Annual Meeting	☐	☐
02 - Robert T. Slezak to serve until the 2009 Annual Meeting	☐	☐
03 - Guy A. Gibson to serve until the 2008 Annual Meeting	☐	☐
04 - Scot T. Wetzel to serve until the 2007 Annual Meeting	☐	☐

B. PROPOSALS

The Board of Directors recommends a vote FOR the following proposals.

2.	PROPOSAL TO APPROVE AN AMENDMENT TO THE	For	Against	Abstain
	COMPANY’S AMENDED AND RESTATED ARTICLES	☐	☐	☐
OF INCORPORATION, AS AMENDED, TO CHANGE THE NAME
OF THE COMPANY TO UNITED WESTERN BANCORP, INC.

3.	PROPOSAL TO RATIFY THE APPOINTMENT OF	For	Against	Abstain
	MCGLADREY & PULLEN, LLP AS INDEPENDENT REGISTERED	☐	☐	☐
PUBLIC ACCOUNTING FIRM FOR THE 2006 FISCAL YEAR.

4.	PROPOSAL TO APPROVE AMENDMENTS TO THE	For	Against	Abstain
	COMPANY’S 1996 STOCK PURCHASE PLAN TO EXTEND ITS	☐	☐	☐
TERM UNTIL DECEMBER 30, 2015, AND TO INCREASE THE
NUMBER OF SHARES OF THE COMPANY’S COMMON
STOCK ISSUABLE UNDER THE PLAN FROM 250,000 TO
400,000 SHARES.

5.	PROPOSAL TO APPROVE AMENDMENTS TO THE	For	Against	Abstain
	COMPANY’S 1996 AMENDED AND RESTATED EMPLOYEE	☐	☐	☐
STOCK OPTION PLAN TO EXTEND THE TERM UNTIL
DECEMBER 30, 2015, AND TO INCREASE THE NUMBER
OF SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE
UNDER THE PLAN FROM 950,000 TO 1,200,000.

6.	PROPOSAL TO APPROVE AND ADOPT THE COMPANY’S 2006	For	Against	Abstain
	EMPLOYEE STOCK OPTION PLAN AND TO APPROVE THE	☐	☐	☐
GRANT OF ALL 107,143 SHARES OF THE COMPANY’S
COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER
THE PLAN.

The Board of Directors recommends a vote AGAINST the following proposal.

7.	SHAREHOLDER PROPOSAL TO ELIMINATE THE	For	Against	Abstain
	CLASSIFICATION OF TERMS OF THE BOARD OF DIRECTORS.	☐	☐	☐

8. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS  AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR  POSTPONEMENT(S) THEREOF.

C. AUTHORIZED SIGNATURES - Sign Here - This section must be completed for your instructions to be executed.

Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated: ___________________________, 2006 Signature Signature, If Held Jointly

APPENDIX II

1996 AMENDED AND RESTATED EMPLOYEE STOCK OPTION PLAN
FOR
MATRIX CAPITAL CORPORATION

Section 1. Purpose. This 1996 Amended and Restated Employee Stock Option Plan of Matrix Capital Corporation amends and restates the Matrix Capital Corporation Stock Option Plan, dated January 1, 1995, and is intended as an additional incentive to attract and retain qualified and competent employees, consultants, advisors and directors for the Company and its Subsidiaries, upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

Section 2. Definitions. As used herein, the following terms shall have the meaning indicated:

(a) “Act” shall mean the Securities Exchange Act of 1934, as amended.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Business Day” shall mean (i) if the Shares trade on a national exchange, any day that the national exchange on which the Shares trade is open or (ii) if the Shares do not trade on a national exchange, any day that commercial banks in the City of New York are open.

(d) “Commission” shall mean the Securities and Exchange Commission.

(e) “Committee” shall mean the Compensation Committee of the Board or other committee, if any, appointed by the Board pursuant to Section 14 hereof.

(f) “Common Stock” shall mean the Company’s common stock, par value $.0001 per share.

(g) “Company” shall mean Matrix Capital Corporation.

(h) “Date of Grant” shall mean the date on which an Option is granted to an Eligible Person pursuant to Section 4 hereof.

(i) “Director” shall mean a member of the Board or an advisory director of the Board.

(j) “Eligible Person(s)” shall mean those persons who are (i) under written contract (a “Consulting Contract”) with the Company or a Subsidiary to provide consulting or advisory services to the Company or a Subsidiary (a “Consultant”), (ii) Employees or (iii) members of the Board of Directors, including advisory directors, of the Company or any Subsidiary.

(k) “Employee(s)” shall mean those persons who are employees of the Company or who are employees of any Subsidiary.

(l) “Fair Market Value” of a share on a particular date shall be the closing price of the Common Stock, which shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange (which for purposes hereof shall include the NASDAQ National Market System), the last reported sale price of Common Stock on such exchange as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on NASDAQ (other than on the National Market System) or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system or (iii) if neither clause (i) nor (ii) is applicable, a value determined by any fair and reasonable means prescribed by the Board.

(m) “Incentive Stock Option” shall mean an option that is an incentive stock option as defined in Section 422 of the Internal Revenue Code.

(n) “Internal Revenue Code” or “Code” shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time.

(o) “Nonqualified Stock Option” shall mean a stock option that is not an incentive stock option as defined in Section 422 of the Internal Revenue Code.

(p) “Option” (when capitalized) shall mean any option granted under this Plan.

(q) “Optionee” shall mean a person to whom an Option is granted under this Plan or any successor to the rights of such person.

(r) “Outside Director” shall mean a Director who qualifies as an “outside director” under the regulations promulgated under Section 162(m) of the Internal Revenue Code and as a “non-employee director” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, effective August 15, 1996.

(s) “Plan” shall mean this 1996 Amended and Restated Employee Stock Option Plan for Matrix Capital Corporation.

(t) “Share(s)” shall mean a share or shares of the Common Stock.

(u) “Subsidiary” shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 3. Shares and Options.

(a) The Company may grant to Eligible Persons from time to time Options to purchase an aggregate of up to 525,000 Shares from Shares held in the Company’s treasury or from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares. An Option granted hereunder shall be either an Incentive Stock Option or a Nonqualified Stock Option as determined by the Committee at the Date of Grant of such Option and shall clearly state whether it is an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Options may only be granted to persons who are Employees.

2

(b) The aggregate Fair Market Value (determined at the Date of Grant of the Option) of the Shares with respect to which any Incentive Stock Option is exercisable for the first time by an Optionee during any calendar year under the Plan and all such plans of the Company and any parent and subsidiary of the Company (as defined in Section 425 of the Code) shall not exceed $100,000.

(c) Notwithstanding any provision herein to the contrary, the maximum number of Shares which may be subject to an Option granted to any Eligible Person shall be 100,000 less the number of Shares subject to any other Option granted to such Eligible Person during the 365 days preceding the Date of Grant of such Option.

Section 4. Conditions for Grant of Options.

(a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from Eligible Persons. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

(b) In granting Options, the Committee shall take into consideration the contribution the person has made or may make to the success of the Company or its Subsidiaries and such other factors as the Board shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, relating an Option to achievement of specific goals established by the Committee or the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

(c) The Committee in its sole discretion shall determine in each case whether periods of military or government service shall constitute a continuation of employment for the purposes of this Plan or any Option.

(d) The Committee in its sole discretion may delegate to the Chief Executive Officer of the Company any or all of its powers under this Plan with regard to the granting and administration of Options to Eligible Persons not subject to reporting under Section 16 of the Exchange Act.

Section 5. Exercise Price. The exercise price per Share of any Option shall be any price determined by the Committee; provided, however, that the exercise price for any Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value on the Date of Grant.

3

Section 6. Exercise of Options. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee’s payment to the Company of the amount, if any, that the Committee determines to be necessary for the Company or a Subsidiary to withhold in accordance with applicable federal or state income tax withholding requirements. Unless further limited by the Committee in any Option, the exercise price of any Shares purchased shall be paid solely in cash, by certified or cashier’s check, by money order, by personal check or with Shares (but with Shares only if permitted by an Option agreement or otherwise permitted by the Committee in its sole discretion at the time of exercise) or by a combination of the above. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date received by the Company.

Section 7. Exercisability of Options.

(a) Any Option shall become exercisable in such amounts and at such intervals as the Committee shall provide in any Option, except as otherwise provided in this Section 7; provided in each case that the Option has not expired on the date of exercise.

(b) The expiration date of an Option shall be determined by the Committee at the Date of Grant, but in no event shall an Option be exercisable after the expiration of ten (10) years from the Date of Grant.

(c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised.

(d) On the date thirty (30) days prior to any occurrence described in Section (7)(d)(i), (ii) or (iii), but only where such anticipated occurrence actually takes place, notwithstanding the exercise schedule in an Option, each Option shall immediately become exercisable in full where there (i) is any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that shareholders of the Company immediately before such transaction cease to own at least 51% of (x) the voting stock of the Company or (y) of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction; (ii) is a merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive; (iii) is a sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Company. Notwithstanding the foregoing or any other provision in this Plan, the Committee may, in its sole discretion, determine on or prior to the Date of Grant of an Option granted on or after July 20, 2001, that such Option shall not become immediately exercisable in full upon the occurrence of an event described in this Section 7(d). If the Committee shall so determine, the Optionee’s option agreement shall specifically provide that such Option is not subject to the terms of this Section 7(d).

(e) Notwithstanding any provisions hereof to the contrary, if any Option is accelerated under Section 7(c) or (d), the portion of such Option that may be exercised to acquire Shares that the Optionee would not be entitled to acquire but for such acceleration (the “Acceleration Shares”), is limited to that number of Acceleration Shares that can be acquired without causing the Optionee to have an “excess parachute payment” as determined under Section 280G of the Code, determined by taking into account all of the Optionee’s “parachute payments” determined under Section 280G of the Code. If as a result of this Section 7(e), the Optionee may not acquire all of the Acceleration Shares, then the Acceleration Shares that the Optionee may acquire shall be the last shares that the Optionee would have been entitled to acquire had the Option not been accelerated.

4

Section 8. Termination of Option Period.

(a) Unless otherwise provided in any Option, the unexercised portion of an Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(i) except as provided in Section 8(a)(iii), (iv) or (v), thirty (30) days after the date that Optionee ceases to be employed by the Company or a Subsidiary or ceases to be a Consultant to the Company or a Subsidiary, as the case may be, regardless of the reason therefor other than as a result of such termination by reason of (x) death, (y) mental or physical disability of Optionee as determined by a medical doctor satisfactory to the Committee or (z) termination of Optionee’s employment or Consulting Contract, as the case may be, with the Company or a Subsidiary for cause;

(ii) except as provided in Section 8(a)(iii), one (1) year after the date on which the Optionee suffers a mental or physical disability as determined by a medical doctor satisfactory to the Committee;

(iii) either (y) one (1) year after the date that the Optioness ceases to be a Consultant to or ceases to be employed by, as the case may be, the Company or a Subsidiary, by reason of death of the Optionee, or (z) six (6) months after the date on which the Optionee shall die, if the Optionee’s death shall occur during the thirty-day period described in Section 8(a)(i) or the one-year period described in Section 8(a)(ii);

(iv) the date that Optionee ceases to be a Consultant to or ceases to be employed by, as the case may be, the Company or a Subsidiary as a result of a termination for cause;

(v) with respect to an Option held by a person who is a member of the Board of Directors of the Company or a Subsidiary but who is not also an Employee or Consultant (regardless of whether or not such person was an Employee or Consultant at the time of grant), thirty (30) days after the date that Optionee ceases to be a member of such Board of Directors; and

(vi) the tenth (10th) anniversary of the Date of Grant of the Option.

(b) The Committee in its sole discretion may, by giving written notice (a “Cancellation Notice”) cancel, effective upon the date of the consummation of any of the transactions described in Section 7(d), all or any portion of such Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time (but not less than 15 days) prior to the proposed date of such cancellation, and may be given either before or after shareholder approval of such transaction.

5

Section 9. Adjustment of Shares.

(a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

(i) appropriate adjustment shall be made in the maximum number of Shares then subject to being optioned under the Plan, so that the same proportion of the Company’s issued and outstanding Shares shall continue to be subject to being so optioned; and

(ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to outstanding Options, so that the same proportion of the Company’s issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

(b) The Committee may change the terms of Options outstanding under this Plan, with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the Committee’s sole discretion, such adjustments become appropriate by reason of any corporate transaction.

(c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of Shares reserved for issuance under the Plan or the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

(d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

Section 10. Transferability of Options. Each Incentive Stock Option shall provide that such Incentive Stock Option shall not be transferrable by the Optionee otherwise than by will or the laws of descent and distribution and that so long as an Optionee lives, only such Optionee or his guardian or legal representative shall have the right to exercise such Incentive Stock Option. The Committee, in its sole discretion, may provide in the agreement governing any Nonqualified Stock Option that such Nonqualified Stock Option shall be transferable and, if so, the extent to which such Nonqualified Stock Option is transferable.

6

Section 11. Issuance of Shares. No person shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the Shares subject to an Option unless and until certificates representing such Shares shall have been issued and delivered to such person. As a condition of any transfer of the certificate for Shares, the Committee may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of the Plan, the agreement evidencing the Option or any law or regulation including, but not limited to, the following:

(i) A representation, warranty or agreement by the Optionee to the Company at the time any Option is exercised that he or she is acquiring the Shares to be issued to him or her for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

(ii) A representation, warranty or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities laws deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

Section 12. Options for 10% Shareholder. Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly (or indirectly through attribution under Section 425(d) of the Code) at the Date of Grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary [as defined in Section 425 of the Internal Revenue Code] at the Date of Grant) unless the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option on the Date of Grant, and the period during which the Incentive Stock Option may be exercised does not exceed five (5) years from the Date of Grant.

Section 13. Nonqualified Stock Options. Nonqualified Stock Options may be granted hereunder and shall be subject to all terms and provisions hereof except that each such Nonqualified Stock Option (i) must be clearly designated as a Nonqualified Stock Option; (ii) may be granted for Shares in excess of the limits contained in Section 3(b) of this Plan; and (iii) shall not be subject to Section 12 of this Plan. If both Incentive Stock Options and Nonqualified Stock Options are granted to an Optionee, the right to exercise, to the full extent thereof, Options of either type shall not be contingent in whole or in part upon the exercise of, or failure to exercise, Options of the other type.

Section 14. Administration of the Plan.

(a) The Plan shall be administered by the Compensation Committee of the Board or other committee thereof as appointed by the Board (the “Committee”), consisting of not less than two (2) members, each of whom is an Outside Director.

7

(b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive.

(c) Subject to the express provisions of this Plan, the Committee shall have the authority, in its sole and absolute discretion (i) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Plan or any Option; (ii) to construe the terms of this Plan or any Option; (iii) as provided in Section 9(a), upon certain events to make appropriate adjustments to the exercise price and number of Shares subject to this Plan and Option; and (iv) to make all other determinations and perform all other acts necessary or advisable for administering this Plan, including the delegation of such ministerial acts and responsibilities as the Committee deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or any Option in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Committee shall have full discretion to make all determinations on the matters referred to in this Section 14(d), and such determinations shall be final, binding and conclusive.

Section 15. Government Regulations. This Plan, Options and the obligations of the Company to sell and deliver Shares under any Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

Section 16. Miscellaneous.

(a) The proceeds received by the Company from the sale of Shares pursuant to an Option shall be used for general corporate purposes.

(b) The grant of an Option shall be in addition to any other compensation paid to the Optionee or other stock option plans of the Company or other benefits with respect to the Optionee’s position with or relationship to the Company or its Subsidiaries. The grant of an Option shall not confer upon the Optionee the right to continue as an Employee or Consultant, or interfere in any way with the rights of the Company to terminate his status as an Employee or Consultant.

(c) Neither the members of the Board nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to this Plan or any Option, and members of the Board and the Committee shall, in addition to all other rights of indemnification and reimbursement, be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, liability or expense (including attorneys’ fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, liability or expense to the full extent permitted by law and under any directors’ and officers’ liability or similar insurance coverage that may from time to time be in effect.

8

(d) Any issuance or transfer of Shares to an Optionee, or to his legal representative, heir, legatee, distributee, or assign in accordance with the provisions of this Plan or the applicable Option, shall, to the extent thereof, be in full satisfaction of all claims of such persons under the Plan. The Committee may require any Optionee, legal representative, heir, legatee or distributee as a condition precedent to such payment or issuance or transfer of Shares, to execute a release and receipt for such payment or issuance or transfer of Shares in such form as it shall determine.

(e) Neither the Committee nor the Company guarantees Shares from loss or depreciation.

(f) All expenses incident to the administration, termination, or protection of this Plan or any Option, including, but not limited to, legal and accounting fees, shall be paid by the Company; provided, however, the Company may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Company to enforce its rights under this Plan or any Option.

(g) Records of the Company shall be conclusive for all purposes under this Plan or any Option, unless determined by the Committee or the Board to be incorrect.

(h) The Company shall, upon request or as may be specifically required under this Plan or any Option, furnish or cause to be furnished all of the information or documentation that is necessary or required by the Committee to perform its duties and functions under this Plan or any Option.

(i) The Company assumes no liability to any Optionee or his legal representatives, heirs, legatees or distributees for any act of, or failure to act on the part of, the Company, the Committee or the Board.

(j) Any action required of the Company or the Committee relating to this Plan or any Option shall be by resolution of the Committee or by a person authorized to act by resolution of the Committee.

(k) If any provision of this Plan or any Option is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan or any Option, but such provision shall be fully severable, and the Plan or Option, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in the Plan or Option, as applicable.

(l) Whenever any notice is required or permitted under this Plan, such notice must be in writing and personally delivered or sent by mail or delivery by a nationally recognized courier service. Any notice required or permitted to be delivered under an Option shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has previously specified by written notice delivered in accordance with this Section 16(l) or, if by courier, seventy-two (72) hours after it is sent, addressed as described in this Section 16(l). The Company or the Optionee may change, at any time and from time to time, by written notice to the other, the address that it or he had previously specified for receiving notices. Until changed in accordance with this Plan, the Company and the Optionee shall specify as its and his address for receiving notices the address set forth in the Option pertaining to the Shares to which such notice relates.

9

(m) Any person entitled to notice under this Plan may waive such notice.

(n) The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of this Plan’s provisions.

(o) All questions arising with respect to the provisions of this Plan shall be determined by application of the laws of the State of Colorado except to the extent Colorado law is preempted by federal law. The obligation of the Company to sell and deliver Shares under this Plan is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Shares.

(p) Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

Section 17. Amendment and Discontinuation of the Plan. The Board may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that no such amendment may alter any provision of the Plan or any Option without compliance with any applicable shareholder approval requirements promulgated under the Internal Revenue Code, if applicable, or by any stock exchange or market on which the Common Stock of the Company is listed for trading; and provided, further, that, except to the extent provided in Section 8, no amendment or suspension of the Plan or any Option issued hereunder shall, except as specifically permitted in any Option, substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

Section 18. Effective Date and Termination Date. The Plan is effective on the date set forth below on which the Board and the stockholders of the Company adopted this Plan, and shall terminate on the tenth anniversary of such effective date.

ADOPTED BY THE BOARD AND STOCKHOLDERS: SEPTEMBER ____, 1996

Executed at the direction of the Board to evidence that this is the Plan adopted by the Board and the stockholders on September ______, 1996.

MATRIX CAPITAL CORPORATION By: ________________________________ Name: ______________________________ Title: _______________________________

10

AMENDMENT NO. 1

1996 AMENDED AND RESTATED EMPLOYEE
STOCK OPTION PLAN
MATRIX CAPITAL CORPORATION

This Amendment is made by Matrix Bancorp, Inc., formerly known as Matrix Capital Corporation (the “Company”).

WHEREAS, the Company adopted the Plan effective as of January 1, 1995 for the purpose of granting equity compensation incentives to employees, consultants, advisors and directors of the Company and its subsidiaries; and

WHEREAS, the Plan was most recently amended and restated in its entirety effective in September 1996 (the “1996 Restatement”); and

WHEREAS, the Company now desires to amend the 1996 Restatement to provide that the number of shares of Common Stock issuable under the 1996 Restatement is increased to 750,000 from 525,000.

NOW, THEREFORE, the 1996 Restatement is amended as follows:

A. The figure of 525,000 in Section 3(a) of the 1996 Restatement is hereby replaced by the figure of 750,000.

B. This Amendment is effective as of May 26, 2000. In all other respects the Plan Shall remain in effect.

IN WITNESS WHEREOF, this Amendment is adopted this 26th day of May, 2000.

Matrix Bancorp, Inc. “Company” By: /s/ T. Allen McConnell T. Allen McConnell, Secretary

11

AMENDMENT NO. 2

1996 AMENDED AND RESTATED EMPLOYEE STOCK OPTION PLAN
MATRIX CAPITAL CORPORATION

This Amendment is made by Matrix Bancorp, Inc., formerly known as Matrix Capital Corporation (the “Company”).

WHEREAS, the Company adopted the Plan effective as of January 1, 1995 for the purpose of granting equity compensation incentives to employees, consultants, advisors and directors of the Company and its subsidiaries; and

WHEREAS, the Plan was amended and restated in its entirety effective September, 1996 (the “1996 Restatement”), and was amended by Amendment No. 1, effective as of May 26, 2000; and

WHEREAS, the Company now desires to amend the 1996 Restatement, as amended, to provide that the Compensation Committee shall have the discretion to determine whether an optionee’s right to exercise an option shall accelerate upon a change in control of the Company.

NOW, THEREFORE, the 1996 Restatement, as amended, is amended as follows:

A. Section 7(d) is amended by adding the following sentence to the end of said Section:

“Notwithstanding the foregoing or any other provision in this Plan, the Committee may, in its sole discretion, determine on or prior to the Date of Grant of an Option granted on or after July 20, 2001, that such Option shall not become immediately exercisable in full upon the occurrence of an event described in this Section 7(d). If the Committee shall so determine, the Optionee’s option agreement shall specifically provide that such Option is not subject to the terms of this Section 7(d).”

B. This Amendment is effective as of July 20, 2001. In all other respects, the Plan shall remain in effect.

IN WITNESS WHEREOF, this Amendment is adopted this 20th day of July, 2001.

Matrix Bancorp, Inc. “Company” By: /s/ T. Allen McConnell T. Allen McConnell, Secretary

12

AMENDMENT NO. 3
TO
1996 AMENDED AND RESTATED EMPLOYEE
STOCK OPTION PLAN (THE “PLAN”)

This Amendment No. 3 is made by Matrix Bancorp, Inc., formerly known as Matrix Capital Corporation (the “Company”).

WHEREAS, the Company adopted the Plan effective as of January 1, 1995 for the purpose of granting equity compensation incentives to employees, consultants, advisors and directors of the Company and its subsidiaries; and

WHEREAS, the Plan was amended and restated in its entirety effective September 1996, and was amended by Amendment No. 1, effective as of May 26, 2000 and by Amendment No. 2, effective July 20, 2001 (such restatement, as amended from time to time, being referred to herein as the “1996 Restatement”); and

WHEREAS, the Company now desires to amend the 1996 Restatement to provide that the number of shares of Common Stock issuable under the 1996 Restatement is increased to 900,000 from 750,000.

NOW, THEREFORE, the 1996 Restatement is amended as follows:

A. The figure of 750,000 in Section 3(a) of the 1996 Restatement is hereby replaced by the figure of 900,000.

B. This Amendment is effective as of May 16, 2003. In all other respects, the 1996 Restatement shall remain in effect.

IN WITNESS WHEREOF, this Amendment is adopted this 16th day of May, 2003.

Matrix Bancorp, Inc. “Company” By:/s/T. Allen McConnell T. Allen McConnell, Secretary

13

APPENDIX III

1996 EMPLOYEE STOCK PURCHASE PLAN
FOR
MATRIX CAPITAL CORPORATION

Section 1. Purpose. This 1996 Employee Stock Purchase Plan of Matrix Capital Corporation is intended to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Stock of the Company through accumulated payroll deductions under an “Employee Stock Purchase Plan “as defined in Section 423 of the Code, and all provisions hereof will be construed in accordance with those objectives.

Section 2. Definitions. As used herein, the following terms shall have the meaning indicated:

(a) “Account” shall mean the account established for each Participant to record the amounts withheld from his Compensation during the Offering Period of reference.

(b) “Administrator” shall mean the Board or a designated committee of the Board.

(c) “Board” shall mean the Board of Directors of the Company.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e) “Company” shall mean Matrix Capital Corporation.

(f) “Compensation” shall mean the actual cash remuneration (exclusive of bonuses) paid to a Participant by the Employer in consideration of services rendered.

(g) “Considered Compensation” shall be determined with respect to each Offering Period, and shall mean a reasonable estimate (as determined by the Administrator in its sole discretion, but treating Participants similarly situated in a reasonably similar manner) of the Participant’s basic Compensation during the Offering Period (i.e. without taking into account bonuses, overtime pay, noncash benefits or other special payments, all as reasonably determined by the Administrator).

(h) “Designated Subsidiaries” shall mean the Subsidiaries that have been designated by the Board from time to time in its sole discretion as eligible to adopt, and which have in fact adopted, this Plan for the benefit of their Employees.

(i) “Directed Withholding” shall mean the amount that an Eligible Employee directs his or her Employer to withhold from such Eligible Employee’s Compensation on each Payroll Date during the Offering Period of reference; provided, however, that the aggregate amount of Directed Withholding for the Offering Period of reference (i) may not exceed the lesser of (x) twenty-five percent (25%) of such Participant’s Considered Compensation for such Offering Period, and (y) Twelve Thousand Five Hundred ($12,500), and (ii) may not be less than Five Hundred Dollars ($500).

(j) “Direction To Withhold” shall mean the written notice to the Administrator, in the form of Exhibit A attached hereto, which directs the

Employer to commence to deduct the Directed Withholding from a Participant’s Compensation on each Payroll Date during the Offering Period of reference.

(k) “Election to Rescind” shall mean the written notice to the Administrator, in the form of Exhibit B attached, which directs a Participant’s Employer to discontinue deductions of Directed Withholding, and to refund the entire amount credited to such Participant’s Account.

(l) “Eligible Employee” shall mean each Employee (i) who is employed as an Employee on the first day of the month preceding the Enrollment Date of reference, (ii) who continues to be employed as an Employee on such Enrollment Date, and (iii) who, on such Enrollment Date does not own Stock (within the meaning of Section 423(b)(3) of the Code) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary and, without limiting the generality of the foregoing, in computing the amount of such Stock owned by an Employee, there shall be included the amount of Stock owned directly, the Stock subject to a Purchase Right, the Stock which with respect to which the Employee has an option to acquire, and the Stock owned by any other person whose stock is attributed to such Employee pursuant to Section 425(d) of the Code.

(m) “Employee” shall mean any person, including an officer and director who is also an Employee, who is customarily employed for at least twenty (20) hours per week and for more than five (5) months in the calendar year by the Employer.

(n) “Employer” shall mean, collectively, the Company and each Designated Subsidiary.

(o) “Enrollment Date” shall mean the first business day of each Offering Period.

(p) “Fair Market Value” of a Share on the Enrollment Date or on the Purchase Date shall be the closing price of Stock on such date, which shall be (i) if the Stock is listed or admitted for trading on any United States national securities exchange (which for purposes hereof shall include the NASDAQ National Market System), the last reported sale price of Stock on such exchange as reported in any newspaper of general circulation, (ii) if the Stock is quoted on NASDAQ (other than on the NASDAQ National Market System) or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Stock on such system or (iii) if neither clause (i) nor (ii) is applicable, a value determined by any fair and reasonable means prescribed by the Board.

(q) “Offering Period” shall mean the period beginning on the day immediately preceding the trade date of the shares to be issued and sold by the Company in connection with its initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “IPO”), and ending on the following December 31st, and each calendar year thereafter.

2

(r) “Participant” shall mean each Eligible Employee who is having an amount withheld from his Compensation under Section 4 at the time of reference.

(s) “Payroll Date” shall mean each date on which a Participant is paid his Considered Compensation.

(t) “Plan” shall mean this Matrix Capital Corporation Employee Stock Purchase Plan.

(u) “Purchase Date” shall mean the last business day of each Offering Period.

(v) “Purchase Price” shall mean the lesser of (i) 85% of the Fair Market Value of the Shares on the Enrollment Date occurring during the Offering Period of reference, or (ii) 85% of the Fair Market Value of the Shares on the Purchase Date occurring during such Offering Period, but never less than the par value of a Share.

(w) “Purchase Right” shall mean the Participant’s right to acquire the number of Shares that may be purchased in accordance with Section 3(b) as limited by Sections 3(c) and 8.

(x) “Shares” shall mean the shares of Stock reserved for issuance under this Plan.

(y) “Stock” shall mean the common stock, $0.0001 par value per share, of the Company.

(z) “Subsidiary” shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of reference, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 3. Shares Subject to Purchase.

(a) Subject to adjustments provided in Section 15 hereof, a total of 125,000 Shares shall be subject to the Plan. The Shares subject to the Plan shall consist of unissued Shares or previously issued Shares reacquired and held by the Company, or any Subsidiary, and such number of Shares shall be and hereby is reserved for sale for such purpose. Any of such Shares that may remain unsold at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan. Should any Shares subject to Purchase Rights on the Enrollment Date of an Offering Period fail to be purchased on the Purchase Date for such Offering Period, such Shares may again be made available for purchase with respect to a subsequent Offering Period.

(b) Not less than 15 days prior to each Offering Period, the Administrator shall determine the maximum number of Shares (if any) that will be available for purchase for such Offering Period. Each Participant will have a Purchase Right to purchase the number of full Shares equal to the quotient of (i) the amount in the Participant’s Account on the Purchase Date, and (ii) the Purchase Price of the Shares for the Offering Period, all subject to the maximum amounts, and the adjustments, if any, in Section 8.

3

(c) In the event that as of the Enrollment Date of reference the quotient of (i) the aggregate Directed Withholdings of all Participants for the Offering Period, divided by (ii) the Purchase Price of a Share on such Enrollment Date exceeds the number of Shares designated by the Board in the first sentence of Section 3(b) by a percentage (not less than 50%) specified by the Board at the time it determines the number of Shares under Section 3(b) above (and in the absence of a specification by the Board, the percentage shall be deemed to be 50%), the Administrator will take reasonable steps to reduce, as nearly as reasonably possible, each Participant’s Directed Withholding to an amount equal to the product of (x) his Directed Withholding, and (y) a fraction, the numerator of which is the product of the percentage specified by the Administrator in (ii) multiplied by the number of Shares designated by the Administrator in the first sentence of Section 3(b), and the denominator of which is the quotient of (i) and (ii) above.

Section 4. Participation and Deduction of Directed Withholding.

(a) During the 45 days ending on the Enrollment Date for the Offering Period of reference, each Eligible Employee may become a Participant for such Offering Period by filing with the Administrator a written Direction to Withhold setting forth the amount of such Eligible Employee’s Directed Withholding. Notwithstanding the foregoing, in the case of the initial Offering Period hereunder, the Board, in its sole discretion, may extend the period during which a Direction to Withhold my be filed for any period, not to exceed 60 days after the Enrollment Date for such initial Offering Period, it selects and communicates to the Eligible Employees.

(b) All amounts deducted from a Participant’s Compensation under this Plan shall be credited to such Participant’s Account, but shall remain the unencumbered assets of the Employer.

Section 5. Recision, or Termination of Employment.

(a) A Participant may not increase or decrease the amount of his Directed Withholding during an Offering Period; except, however, (i) a Participant may rescind his Direction to Withhold in its entirety at any time prior to the Purchase Date for the Offering Period of reference by filing a written Election to Rescind with the Administrator prior to December 16 of the Offering Period of reference, (ii) a Participant will be deemed to have rescinded his Direction to Withhold in its entirety in the event that his Compensation payable on any Payroll Date is insufficient to fund the Directed Withholding for such Payroll Date and such Participant fails to furnish the Administrator with personal funds in an amount sufficient to complete the Directed Withholding for such Payroll Date on or before the next Payroll Date, and (iii) a Participant will be deemed to have rescinded his Direction to Withhold in its entirety in the event of his termination of employment by an Employer prior to the Purchase Date for the Offering Period of reference.

4

(b) If an event described in either Section 5(a)(i), (ii) or (iii) occurs with respect to a Participant before the Purchase Date of reference, the entire amount credited to such Participant’s Account automatically will be paid to such Participant in a lump sum, in cash, as soon as reasonably possible following such occurrence.

(c) The occurrence of an event described in Section 5(a)(i), (ii) or (iii) with respect to a Participant during an Offering Period shall not limit such Participant’s right to file a Direction to Withhold with respect to any later Offering Period provided that at such time Participant is an Eligible Employee.

Section 6. Exercise of Purchase Right. The Participant’s Purchase Right will be exercised automatically on each Purchase Date by debiting his Account with the Purchase Price of the Shares subject to his Purchase Right, and refunding (in a lump sum, in cash) the amount, if any, credited to his Account that exceeds such Purchase Price.

Section 7. Delivery. As promptly as practicable after each Purchase Date, the Administrator shall arrange the delivery to each Participant of a certificate representing the Shares purchased on such Purchase Date.

Section 8. Maximum Shares, and Reduction in Shares, Subject to Purchase Rights.

(a) Notwithstanding any provision hereof to the contrary, the maximum number of Shares subject to each Participant’s Purchase Right at any time during the Offering Period shall be that number of Shares equal to the lesser of (i) that number of Shares that has an aggregate Fair Market Value on the Enrollment Date equal to $14,706, and (ii) that number of Shares that may be purchased with the lesser of the maximum Directed Withholding amounts described in (x) and (y) of Section 2(i) at the Purchase Price set forth in Section 2(v)(i), and (iii) the maximum number of Shares (if any) that will not cause the Participant to exceed the 5% ownership limitation of Section 2(l).

(b) If, on a Purchase Date, the maximum number of Shares available for purchase as determined under Section 3(b) is less than the number of Shares subject to all then existing Purchase Rights (as limited by Section 8(a), if applicable), the Administrator will reduce the number of Shares subject to each Participant’s Purchase Right to an amount equal to the product of (i) the maximum Shares available for purchase as determined under Section 3(b), and (ii) a fraction, the numerator of which is the amount in such Participant’s Account (after such reductions, if any, required by the proviso of Section 2(i)), and the denominator of which is the amount in the Accounts of all Participants (after such reductions, if any, required by the proviso of Section 2(i)).

Section 9. Voting and Registration.

(a) A Participant will have no interest or voting right in or other privileges relating to Shares subject to a Purchase Right until delivery of the certificate representing such Shares.

(b) Shares to be delivered to a Participant will be registered in the name of the Participant.

5

Section 10. Administration. The Plan shall be administered by the Administrator, which will be the Board or a committee appointed by the Board. If a committee of the Board is appointed by the Board to act as Administrator, such committee shall have all of the powers of the Board with respect to the Plan except for those powers set forth in Section 16 hereof. The administration, interpretation or application of the Plan by the Administrator shall be final, conclusive and binding upon all Participants. Until the Board is advised by legal counsel that such limitation is no longer required, Eligible Employees with respect to the Offering Period of reference may not actively serve as a member of the Administrator with respect to the Offering Period of reference or the succeeding Offering Period.

Section 11. Designation of Beneficiary.

(a) A Participant may file a written designation of a beneficiary who is to receive any cash as a result of the Participant’s death prior to a Purchase Date, or to receive any Shares (and excess cash, if any) in the event of Participant’s death subsequent to a Purchase Date but before delivery of the Shares (and excess cash, if any).

(b) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant without a designated surviving beneficiary, the Administrator shall deliver such cash and/or Shares to the spouse of the Participant or, if there is no surviving spouse, then to the executor or administrator of the estate of the Participant.

Section 12. Transferability. Neither payroll deductions credited to Participant’s Account, nor any rights with regard to the making or recision of a Directed Withholding, nor the right to receive Shares (and excess cash, if any) may be assigned, transferred, pledged or otherwise disposed of in any way (other than as provided in Section 11) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

Section 13. Use of Funds. All payroll deductions received or held by the Employer under the Plan may be used by the Employer for any corporate purpose, and the Employer shall not be obligated to segregate such payroll deductions.

Section 14. Reports and Withholding.

(a) Statements will be given to all Participants within a reasonable time following a Purchase Date, which statements will set forth the amounts of payroll deductions, the per Share Purchase Price, the number of Shares purchased (and an explanation of any reduction in the Shares subject to the Purchase Right), and the remaining cash balance, if any.

(b) Each person who acquires Shares hereunder shall agree as a condition of such acquisition that he shall notify his Employer in the event he disposes of the Shares before the second anniversary of the Enrollment Date on which he acquired the Purchase Right with respect to such Shares, and in the event of such disposition while an employee of the Employer, and upon the exercise of the Purchase Right, the Employer may withhold from such Participant’s current Compensation such amount as it reasonably determines to be necessary to satisfy the Company’s obligation to withhold for federal and state taxes with respect to such events.

6

Section 15. Adjustments Upon Changes in Capitalization.

(a) If a stock dividend, stock split, spinoff, recapitalization, merger, consolidation, exchange of shares or the like, occurs during an Offering Period, as a result of which shares of any class shall be issued in respect of the Shares subject to purchase with respect to such Offering Period, or such Shares shall be changed into a different number of the same or another class or classes, the number of Shares to which each Purchase Right shall be applicable and the calculation of the Fair Market Value as of the Enrollment Date for such Shares shall be appropriately adjusted by the Company in a manner that in its sole discretion will keep this Plan qualified under Section 423 of the Code.

(b) In the event of the proposed dissolution or liquidation of the Company, the Offering Period will close, and the Purchase Date will occur, 15 days immediately prior to the consummation of such proposed action, all Participants will be notified in advance of such revised Purchase Date, and each Participant will be entitled to complete all or any portion of the funding of such Participant’s Directed Withholding with personal funds. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, either (i) the event will be deemed to constitute the dissolution or liquidation of the Company and Participants shall have the rights set forth in the first sentence hereof, or (ii) this Plan, and each Purchase Right shall be assumed or an equivalent plan and right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation.

Section 16. Amendment or Termination. The Board may at any time and for any reason terminate or amend the Plan, provided, however, that the Plan may not be amended without compliance with any applicable shareholder approval requirements promulgated under the Internal Revenue Code, if applicable, or by any stock exchange or market on which the Common Stock is listed for trading, all as reasonably determined by the Administrator. Except as specifically provided in the Plan, no such termination or amendment can reduce such rights as a Participant would have if the effective date of the termination or amendment were deemed to be a liquidation or dissolution of the Company, with the resulting rights, duties and obligations set forth in Section 15(b).

Section 17. Notices. All notices or other communications shall be deemed to have been duly given (i) if by a Participant to the Administrator, when received in the required form at the corporate home office of the Company, addressed to “Administrator, Employee Stock Purchase Plan,” and (ii) if by the Administrator to the Participant, when mailed to the last known address of Participant shown on the Employer’s records.

Section 18. Conditions Upon Issuance of Shares. Shares shall not be issued unless such issuance and delivery shall comply with all applicable provisions of law, domestic or foreign, and the requirements of any stock exchange upon which the Shares may then be listed, including, in each case the rules and regulations promulgated thereunder, and shall be further subject to the approval of counsel for the Company with respect to such compliance, which may include a representation and warrants from the Participant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

7

Section 19. Term of Plan. The Plan shall become effective on the date of the IPO and shall terminate on the last day of the year in which occurs the 9th anniversary of the date of the IPO.

Section 20. Miscellaneous.

(a) Execution of Receipts and Releases. Any payment or any issuance or transfer of Shares to any person shall be in full satisfaction of all claims hereunder against the Plan, and the Administrator may require such person, as a condition precedent to receiving delivery of Shares, to execute a receipt and release therefor in such form as it shall determine.

(b) Payment of Expenses. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company.

(c) Records. Records of the Company as to any matters relating to this Plan will be conclusive on all persons.

(d) Interpretations and Adjustments. To the extent permitted by law, an interpretation of the Plan and a decision on any matter within the Board’s or Administrator’s discretion made in good faith is binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the person responsible shall make such adjustment on account thereof as he considers equitable and practicable.

(e) No Rights Implied. Nothing contained in this Plan or any modification or amendment to the Plan or in the creation of any Account, or the execution of any subscription agreement, or the issuance of any Shares under the Plan, shall give any Employee any right to continue employment or any legal or equitable right against the Company or any officer, director, or Employee of the Company, except as expressly provided by the Plan.

(f) Information. The Company shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Board and/or Administrator to perform its duties and functions under the Plan. The Company’s records as to the current information the Company furnishes to the Board and/or Administrator shall be conclusive as to all persons.

(g) Severability. In the event any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

(h) Headings; Gender. The titles and headings are included for convenience of reference only and are not to be considered in construction of the provisions hereof. Words used in the masculine shall apply to the feminine where applicable, and whenever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.

8

(i) No Liability for Good Faith Determinations; Actions. Neither the members of the Board nor the Administrator (nor their respective delegatees) shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any right to purchase Shares granted under it, and members of the Board and the Administrator (and their delegatees) shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, liability or expense (including attorneys’ fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors’ and officers’ liability or similar insurance coverage that may from time to time be in effect. The Company assumes no liability to any Participant or his legal representatives, heirs, legatees or distributees for any act of, or failure to act on the part of, the Company, the Board or the Administrator.

(j) Governing Law. All questions arising with respect to the provisions of this Plan shall be determined by application of the laws of the State of Colorado except to the extent Colorado law is preempted by federal law.

IN WITNESS WHEREOF, the undersigned has executed this Plan as of this _____ day of ______________, 1996 to fully evidence the Company’s adoption thereof, to be effective as provided in Section 19 hereof.

MATRIX CAPITAL CORPORATION By: ________________________________ Name: ______________________________ Title: _______________________________

9

EXHIBIT A

EMPLOYEE STOCK PURCHASE PLAN
FOR
MATRIX CAPITAL CORPORATION

DIRECTION TO WITHHOLD

1.
I, the undersigned, hereby elect to participate in the Employee Stock Purchase Plan for Matrix Capital Corporation (the “Plan”) for the “Offering Period” beginning on the next Enrollment Date and ending on the following December 31, and subscribe to purchase Shares of the Stock in accordance with this Direction to Withhold and the Plan.

2.	I hereby authorize payroll deductions on each of my Payroll Dates during the Offering Period in the amount set forth below [YOU MUST FILL IN ALL OF BLANKS [1], [2] AND [3]]:

[1] $________________ on each of the [2] ____________ Payroll Dates during the Offering Period, for a total of [3] $__________________ {Multiply [1] and [2]}

NOTE: the amount in [3] above cannot be less than $500, nor more than 25% of the basic compensation you are scheduled to earn during the Offering Period, not to exceed $12,500. Determine your basic compensation based on your current hourly pay rate, or salary.

3.	I direct the Administrator to use the amount in my Account on the Purchase Date to purchase the maximum number of Shares that are available to me under the terms of the Plan.

4.
I understand and agree that my right to participate in the Plan is governed by the Plan and the rules of the Administrator developed under the Plan, and that, among other things, I understand and agree:

•	That I may not change the amount of my withholding during the Offering Period.

•	That the amount of my withholding will be reduced by the Administrator if it exceeds 25% of my Considered Compensation, and that in any case it may not exceed $12,500.

•
That the amount of my withholding may be reduced by the Administrator if it appears unlikely that I will need all of the withholding I have elected in order to purchase the number of Shares that will be available to me on the Purchase Date, and may also be reduced for other reasons relating to the continued qualification of the Plan.

10

•	That I may completely discontinue withholding, and receive a refund of all amounts previously withheld from my pay by filing an Election To Rescind with the Administrator before December 16th.

•
That I automatically will be withdrawn from the Plan, and all amounts previously withheld from my pay refunded to me, if my pay on any Payroll Date is insufficient to satisfy my Directed Withholding and I fail pay the amount of the insufficiency to the Administrator on or before my next Payroll Date.

•	That I will automatically be withdrawn from the Plan, and all amounts previously withheld from my pay refunded to me, if I terminate my employment with the Company before the end of the year.

•
That if I have not discontinued withholding before December 16th of the Offering Period, the amounts withheld during Offering Period automatically will be used to purchase the maximum number of Shares available to me under the terms of the Plan.

5.	I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

6.	I hereby agree to be bound by the terms of the Plan. The effectiveness of this Direction to Withhold is dependent upon my continued eligibility to participate in the Plan.

7.
In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all refunds of my withholding (or Shares if I die after the last business day in September) due me under the Plan, in equal amounts if more than one person is named:

Beneficiary(ies) Name(s): (Please print)

Relationship(s)	Telephone Number(s)

Name and Address of Participant [Print]:	Signature:

Date:

11

Acknowledgment

The undersigned, acting for the Administrator of the Plan, acknowledges receipt of the above Direction To Withhold prior to the Enrollment Date of the Offering Period of reference.

Date Received:_________________

ADMINISTRATOR

12

EXHIBIT B

EMPLOYEE STOCK PURCHASE PLAN
FOR
MATRIX CAPITAL CORPORATION

ELECTION TO RESCIND

1.
I, the undersigned, hereby elect to rescind my prior Direction to Withhold and thereby to terminate my participation in the Employee Stock Purchase Plan (the “Plan”) for Matrix Capital Corporation for the current “Offering Period.”

2.	I direct the Company to pay me, as promptly as possible, the payroll deductions credited to my account during the current Offering Period.

3.
I understand and agree that my termination of participation is irrevocable, and that under no circumstances will I be entitled to purchase any portion of the Shares available under the Plan for purchase during the current Offering Period, although I continue to be eligible to file a new Direction to Withhold with respect to any future Offering Period(s) for which I otherwise qualify.

Beneficiary(ies) Name(s): (Please print)

Relationship(s)	Telephone Number(s)

Name and Address of Participant [Print]:	Signature:

Date:

Acknowledgment

The undersigned, acting for the Administrator of the Plan, acknowledges receipt of the above Election To Rescind prior to December 16 of the current Offering Period.

Date Received:_________________

ADMINISTRATOR

13

AMENDMENT NO. 1
TO THE
1996 EMPLOYEE STOCK PURCHASE PLAN
FOR
MATRIX CAPITAL CORPORATION

This First Amendment to the 1996 Employee Stock Purchase Plan For Matrix Capital Corporation (“Plan”) is made under authority of Section 16 of the Plan and is effective as of the date of the IPO.

SECTION 2 is amended by adding thereto the following:

(q) “OFFERING PERIOD” shall mean the period beginning on the day immediately preceding the trade date of the shares to be issued and sold by the Company in connection with its initial public offering pursuant to an effective registration statement under the securities Act of 1933, as amended (the “IPO”), and ending on the following December 31, 1997, and each calendar year thereafter.

14

AMENDMENT NO. 2
TO THE
1996 EMPLOYEE STOCK PURCHASE PLAN
FOR
MATRIX CAPITAL CORPORATION

This Second Amendment to the 1996 Employee Stock Purchase Plan For Matrix Capital Corporation (“Plan”) is made under authority of Section 16 of the Plan and is effective as of the date of the IPO.

(1)	SECTION 2 is amended by adding thereto the following:

“(aa) “SPECIAL OFFERING PERIOD” shall mean each of the periods designated by the Administrator and described in Section 6.”

(2)	SECTION 6 is amended by deleting it in its entirety and substituting therefore the following:

“SECTION 6. SPECIAL OFFERING PERIOD. The Administrator, in its sole discretion may designate as a Special Offering Period (i) the period beginning January 1, 1997 and ending on December 31, 1997, and (ii) following the date of an acquisition by an Employer of the stock or assets of another employer (and, in the case of a stock acquisition, only where the acquired employer is a Subsidiary and adopts the Plan), the period beginning on the first day of a month which occurs not less than 30 days following such acquisition, and not later than October 1st of the current calendar year, and ending on the following December 31st. In the event the Administrator designates a Special Offering Period then, notwithstanding any provisions hereof to the contrary, (iii) the first day of each such Special Offering Period shall be its Enrollment Date; (iv) the Eligible Employees with respect to the Special Offering Period of reference shall be (a) in the case of the Special Offering Period described in (i), those persons who were not Eligible Employees on the first Enrollment Date under the Plan but who were employed as Employees on January 1, 1997, and (b) with respect to a Special Offering Period described in (ii), those persons who are employed by the acquired employer on the date of the acquisition and are Employees on the Enrollment Date with respect to such Special Offering Period; and (v) the amounts described in the definition of Directed Withholding under (i)(y) and (ii) shall be determined by multiplying them by a fraction whose numerator is the number of months during the Special Offering Period, and whose denominator is 12. Except as provided in (i) through (v) of this Section 6, each Special Offering Period shall be deemed to be an Offering Period hereunder.”

(3)	SECTION 7 is amended by deleting it in its entirety and substituting therefore the following:

“SECTION 7. EXERCISE OF PURCHASE RIGHT AND DELIVERY. The Participant’s Purchase Right will be exercised automatically on each Purchase Date by debiting his Account with the Purchase Price of the Shares subject to his Purchase Right, and refunding (in a lump sum, in cash) the amount, if any, credited to his Account that exceeds such Purchase Price. As promptly as practicable after each Purchase Date, the Administrator shall arrange the delivery to each Participant of a certificate representing the Shares purchased on such Purchase Date.”

15

AMENDMENT NO. 3
TO
1996 EMPLOYEE STOCK PURCHASE PLAN (THE “PLAN”)

This Amendment No. 3 is made by Matrix Bancorp, Inc., formerly known as Matrix Capital Corporation (the “Company”).

WHEREAS, the Company has adopted the Plan, Amendment No. 1 thereto, and Amendment No. 2 thereto (such Plan, together with such amendments as are made from time to time thereto, being referred to herein as the “Current Plan”); and

WHEREAS, the Company now desires to amend the Current Plan to provide that the number of shares subject to the Current Plan is increased to 250,000 from 125,000.

NOW, THEREFORE, the Current Plan is amended as follows:

A. The figure of 125,000 in Section 3(a) of the Current Plan is hereby replaced by the figure of 250,000.

B. This Amendment is effective as of May 26, 2000. In all other respects, the Current Plan shall remain in effect.

IN WITNESS WHEREOF, this Amendment is adopted this 26th day of May, 2000.

Matrix Bancorp, Inc. “Company” By:/s/T. Allen McConnell T. Allen McConnell, Secretary

16

APPENDIX IV

2006 EMPLOYEE STOCK OPTION PLAN
FOR
MATRIX BANCORP, INC.

Section 1. Purpose. This 2006 Employee Stock Option Plan of Matrix Bancorp, Inc. is intended as an additional incentive to attract and retain qualified and competent employees, consultants, advisors and directors for the Company and its Subsidiaries, upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

Section 2. Definitions. As used herein, the following terms shall have the meaning indicated:

(a) “Act” shall mean the Securities Exchange Act of 1934, as amended.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Business Day” shall mean (i) if the Shares trade on a national exchange, any day that the national exchange on which the Shares trade is open or (ii) if the Shares do not trade on a national exchange, any day that commercial banks in the City of New York are open.

(d) “Commission” shall mean the Securities and Exchange Commission.

(e) “Committee” shall mean the Compensation Committee of the Board or other committee, if any, appointed by the Board pursuant to Section 14 hereof.

(f) “Common Stock” shall mean the Company’s common stock, par value $.0001 per share.

(g) “Company” shall mean Matrix Bancorp, Inc.

(h) “Date of Grant” shall mean the date on which an Option is granted to an Eligible Person pursuant to Section 4 hereof.

(i) “Director” shall mean a member of the Board or an advisory director of the Board.

(j) “Eligible Person(s)” shall mean those persons who are (i) under written contract (a “Consulting Contract”) with the Company or a Subsidiary to provide consulting or advisory services to the Company or a Subsidiary (a “Consultant”), (ii) Employees or (iii) members of the Board of Directors, including advisory directors, of the Company or any Subsidiary.

(k) “Employee(s)” shall mean those persons who are employees of the Company or who are employees of any Subsidiary.

(l) “Fair Market Value” of a share on a particular date shall be the closing price of the Common Stock, which shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange (which for purposes hereof shall include the NASDAQ National Market System), the last reported sale price of Common Stock on such exchange as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on NASDAQ (other than on the National Market System) or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system or (iii) if neither clause (i) nor (ii) is applicable, a value determined by any fair and reasonable means prescribed by the Board.

(m) “Incentive Stock Option” shall mean an option that is an incentive stock option as defined in Section 422 of the Internal Revenue Code.

(n) “Internal Revenue Code” or “Code” shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time.

(o) “Nonqualified Stock Option” shall mean a stock option that is not an incentive stock option as defined in Section 422 of the Internal Revenue Code.

(p) “Option” (when capitalized) shall mean any option granted under this Plan.

(q) “Optionee” shall mean a person to whom an Option is granted under this Plan or any successor to the rights of such person.

(r) “Outside Director” shall mean a Director who qualifies as an “outside director” under the regulations promulgated under Section 162(m) of the Internal Revenue Code and as a “non-employee director” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, effective August 15, 1996.

(s) “Plan” shall mean this 2006 Employee Stock Option Plan for Matrix Bancorp, Inc.

(t) “Share(s)” shall mean a share or shares of the Common Stock.

(u) “Subsidiary” shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 3. Shares and Options.

(a) The Company may grant to Eligible Persons from time to time Options to purchase an aggregate of up to 107,143 Shares from Shares held in the Company’s treasury or from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares. An Option granted hereunder shall be either an Incentive Stock Option or a Nonqualified Stock Option as determined by the Committee at the Date of Grant of such Option and shall clearly state whether it is an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Options may only be granted to persons who are Employees.

3

(b) The aggregate Fair Market Value (determined at the Date of Grant of the Option) of the Shares with respect to which any Incentive Stock Option is exercisable for the first time by an Optionee during any calendar year under the Plan and all such plans of the Company and any parent and subsidiary of the Company (as defined in Section 425 of the Code) shall not exceed $100,000.

(c) Notwithstanding any provision herein to the contrary, the maximum number of Shares which may be subject to an Option granted to any Eligible Person shall be 100,000 less the number of Shares subject to any other Option granted to such Eligible Person during the 365 days preceding the Date of Grant of such Option.

Section 4. Conditions for Grant of Options.

(a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from Eligible Persons. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

(b) In granting Options, the Committee shall take into consideration the contribution the person has made or may make to the success of the Company or its Subsidiaries and such other factors as the Board shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, relating an Option to achievement of specific goals established by the Committee or the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

(c) The Committee in its sole discretion shall determine in each case whether periods of military or government service shall constitute a continuation of employment for the purposes of this Plan or any Option.

(d) The Committee in its sole discretion may delegate to the Chief Executive Officer of the Company any or all of its powers under this Plan with regard to the granting and administration of Options to Eligible Persons not subject to reporting under Section 16 of the Exchange Act.

Section 5. Exercise Price. The exercise price per Share of any Option shall be any price determined by the Committee; provided, however, that the exercise price for any Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value on the Date of Grant.

4

Section 6. Exercise of Options. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee’s payment to the Company of the amount, if any, that the Committee determines to be necessary for the Company or a Subsidiary to withhold in accordance with applicable federal or state income tax withholding requirements. Unless further limited by the Committee in any Option, the exercise price of any Shares purchased shall be paid solely in cash, by certified or cashier’s check, by money order, by personal check or with Shares (but with Shares only if permitted by an Option agreement or otherwise permitted by the Committee in its sole discretion at the time of exercise) or by a combination of the above. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date received by the Company.

Section 7. Exercisability of Options.

(a) Any Option shall become exercisable in such amounts and at such intervals as the Committee shall provide in any Option, except as otherwise provided in this Section 7; provided in each case that the Option has not expired on the date of exercise.

(b) The expiration date of an Option shall be determined by the Committee at the Date of Grant, but in no event shall an Option be exercisable after the expiration of ten (10) years from the Date of Grant.

(c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised.

(d) On the date thirty (30) days prior to any occurrence described in Section (7)(d)(i), (ii) or (iii), but only where such anticipated occurrence actually takes place, notwithstanding the exercise schedule in an Option, each Option shall immediately become exercisable in full where there (i) is any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that shareholders of the Company immediately before such transaction cease to own at least 51% of (x) the voting stock of the Company or (y) of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction; (ii) is a merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive; (iii) is a sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Company. Notwithstanding the foregoing or any other provision in this Plan, the Committee may, in its sole discretion, determine on or prior to the Date of Grant of an Option, that such Option shall not become immediately exercisable in full upon the occurrence of an event described in this Section 7(d). If the Committee shall so determine, the Optionee’s option agreement shall specifically provide that such Option is not subject to the terms of this Section 7(d).

5

(e) Notwithstanding any provisions hereof to the contrary, if any Option is accelerated under Section 7(c) or (d), the portion of such Option that may be exercised to acquire Shares that the Optionee would not be entitled to acquire but for such acceleration (the “Acceleration Shares”), is limited to that number of Acceleration Shares that can be acquired without causing the Optionee to have an “excess parachute payment” as determined under Section 280G of the Code, determined by taking into account all of the Optionee’s “parachute payments” determined under Section 280G of the Code. If as a result of this Section 7(e), the Optionee may not acquire all of the Acceleration Shares, then the Acceleration Shares that the Optionee may acquire shall be the last shares that the Optionee would have been entitled to acquire had the Option not been accelerated.

Section 8. Termination of Option Period.

(a) Unless otherwise provided in any Option, the unexercised portion of an Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(i) except as provided in Section 8(a)(iii), (iv) or (v), thirty (30) days after the date that Optionee ceases to be employed by the Company or a Subsidiary or ceases to be a Consultant to the Company or a Subsidiary, as the case may be, regardless of the reason therefor other than as a result of such termination by reason of (x) death, (y) mental or physical disability of Optionee as determined by a medical doctor satisfactory to the Committee or (z) termination of Optionee’s employment or Consulting Contract, as the case may be, with the Company or a Subsidiary for cause;

(ii) except as provided in Section 8(a)(iii), one (1) year after the date on which the Optionee suffers a mental or physical disability as determined by a medical doctor satisfactory to the Committee;

(iii) either (y) one (1) year after the date that the Optioness ceases to be a Consultant to or ceases to be employed by, as the case may be, the Company or a Subsidiary, by reason of death of the Optionee, or (z) six (6) months after the date on which the Optionee shall die, if the Optionee’s death shall occur during the thirty-day period described in Section 8(a)(i) or the one-year period described in Section 8(a)(ii);

(iv) the date that Optionee ceases to be a Consultant to or ceases to be employed by, as the case may be, the Company or a Subsidiary as a result of a termination for cause;

(v) with respect to an Option held by a person who is a member of the Board of Directors of the Company or a Subsidiary but who is not also an Employee or Consultant (regardless of whether or not such person was an Employee or Consultant at the time of grant), thirty (30) days after the date that Optionee ceases to be a member of such Board of Directors; and

(vi) the tenth (10th) anniversary of the Date of Grant of the Option.

(b) The Committee in its sole discretion may, by giving written notice (a “Cancellation Notice”) cancel, effective upon the date of the consummation of any of the transactions described in Section 7(d), all or any portion of such Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time (but not less than 15 days) prior to the proposed date of such cancellation, and may be given either before or after shareholder approval of such transaction.

6

Section 9. Adjustment of Shares.

(a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

(i) appropriate adjustment shall be made in the maximum number of Shares then subject to being optioned under the Plan, so that the same proportion of the Company’s issued and outstanding Shares shall continue to be subject to being so optioned; and

(ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to outstanding Options, so that the same proportion of the Company’s issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

(b) The Committee may change the terms of Options outstanding under this Plan, with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the Committee’s sole discretion, such adjustments become appropriate by reason of any corporate transaction.

(c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of Shares reserved for issuance under the Plan or the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

(d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

Section 10. Transferability of Options. Each Incentive Stock Option shall provide that such Incentive Stock Option shall not be transferrable by the Optionee otherwise than by will or the laws of descent and distribution and that so long as an Optionee lives, only such Optionee or his guardian or legal representative shall have the right to exercise such Incentive Stock Option. The Committee, in its sole discretion, may provide in the agreement governing any Nonqualified Stock Option that such Nonqualified Stock Option shall be transferable and, if so, the extent to which such Nonqualified Stock Option is transferable.

7

Section 11. Issuance of Shares. No person shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the Shares subject to an Option unless and until certificates representing such Shares shall have been issued and delivered to such person. As a condition of any transfer of the certificate for Shares, the Committee may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of the Plan, the agreement evidencing the Option or any law or regulation including, but not limited to, the following:

(i) A representation, warranty or agreement by the Optionee to the Company at the time any Option is exercised that he or she is acquiring the Shares to be issued to him or her for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

(ii) A representation, warranty or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities laws deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

Section 12. Options for 10% Shareholder. Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly (or indirectly through attribution under Section 425(d) of the Code) at the Date of Grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary [as defined in Section 425 of the Internal Revenue Code] at the Date of Grant) unless the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option on the Date of Grant, and the period during which the Incentive Stock Option may be exercised does not exceed five (5) years from the Date of Grant.

Section 13. Nonqualified Stock Options. Nonqualified Stock Options may be granted hereunder and shall be subject to all terms and provisions hereof except that each such Nonqualified Stock Option (i) must be clearly designated as a Nonqualified Stock Option; (ii) may be granted for Shares in excess of the limits contained in Section 3(b) of this Plan; and (iii) shall not be subject to Section 12 of this Plan. If both Incentive Stock Options and Nonqualified Stock Options are granted to an Optionee, the right to exercise, to the full extent thereof, Options of either type shall not be contingent in whole or in part upon the exercise of, or failure to exercise, Options of the other type.

Section 14. Administration of the Plan.

(a) The Plan shall be administered by the Compensation Committee of the Board or other committee thereof as appointed by the Board (the “Committee”), consisting of not less than two (2) members, each of whom is an Outside Director.

8

(b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive.

(c) Subject to the express provisions of this Plan, the Committee shall have the authority, in its sole and absolute discretion (i) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Plan or any Option; (ii) to construe the terms of this Plan or any Option; (iii) as provided in Section 9(a), upon certain events to make appropriate adjustments to the exercise price and number of Shares subject to this Plan and Option; and (iv) to make all other determinations and perform all other acts necessary or advisable for administering this Plan, including the delegation of such ministerial acts and responsibilities as the Committee deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or any Option in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Committee shall have full discretion to make all determinations on the matters referred to in this Section 14(d), and such determinations shall be final, binding and conclusive.

Section 15. Government Regulations. This Plan, Options and the obligations of the Company to sell and deliver Shares under any Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

Section 16. Miscellaneous.

(a) The proceeds received by the Company from the sale of Shares pursuant to an Option shall be used for general corporate purposes.

(b) The grant of an Option shall be in addition to any other compensation paid to the Optionee or other stock option plans of the Company or other benefits with respect to the Optionee’s position with or relationship to the Company or its Subsidiaries. The grant of an Option shall not confer upon the Optionee the right to continue as an Employee or Consultant, or interfere in any way with the rights of the Company to terminate his status as an Employee or Consultant.

(c) Neither the members of the Board nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to this Plan or any Option, and members of the Board and the Committee shall, in addition to all other rights of indemnification and reimbursement, be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, liability or expense (including attorneys’ fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, liability or expense to the full extent permitted by law and under any directors’ and officers’ liability or similar insurance coverage that may from time to time be in effect.

9

(d) Any issuance or transfer of Shares to an Optionee, or to his legal representative, heir, legatee, distributee, or assign in accordance with the provisions of this Plan or the applicable Option, shall, to the extent thereof, be in full satisfaction of all claims of such persons under the Plan. The Committee may require any Optionee, legal representative, heir, legatee or distributee as a condition precedent to such payment or issuance or transfer of Shares, to execute a release and receipt for such payment or issuance or transfer of Shares in such form as it shall determine.

(e) Neither the Committee nor the Company guarantees Shares from loss or depreciation.

(f) All expenses incident to the administration, termination, or protection of this Plan or any Option, including, but not limited to, legal and accounting fees, shall be paid by the Company; provided, however, the Company may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Company to enforce its rights under this Plan or any Option.

(g) Records of the Company shall be conclusive for all purposes under this Plan or any Option, unless determined by the Committee or the Board to be incorrect.

(h) The Company shall, upon request or as may be specifically required under this Plan or any Option, furnish or cause to be furnished all of the information or documentation that is necessary or required by the Committee to perform its duties and functions under this Plan or any Option.

(i) The Company assumes no liability to any Optionee or his legal representatives, heirs, legatees or distributees for any act of, or failure to act on the part of, the Company, the Committee or the Board.

(j) Any action required of the Company or the Committee relating to this Plan or any Option shall be by resolution of the Committee or by a person authorized to act by resolution of the Committee.

(k) If any provision of this Plan or any Option is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan or any Option, but such provision shall be fully severable, and the Plan or Option, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in the Plan or Option, as applicable.

(l) Whenever any notice is required or permitted under this Plan, such notice must be in writing and personally delivered or sent by mail or delivery by a nationally recognized courier service. Any notice required or permitted to be delivered under an Option shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has previously specified by written notice delivered in accordance with this Section 16(l) or, if by courier, seventy-two (72) hours after it is sent, addressed as described in this Section 16(l). The Company or the Optionee may change, at any time and from time to time, by written notice to the other, the address that it or he had previously specified for receiving notices. Until changed in accordance with this Plan, the Company and the Optionee shall specify as its and his address for receiving notices the address set forth in the Option pertaining to the Shares to which such notice relates.

10

(m) Any person entitled to notice under this Plan may waive such notice.

(n) The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of this Plan’s provisions.

(o) All questions arising with respect to the provisions of this Plan shall be determined by application of the laws of the State of Colorado except to the extent Colorado law is preempted by federal law. The obligation of the Company to sell and deliver Shares under this Plan is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Shares.

(p) Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

Section 17. Amendment and Discontinuation of the Plan. The Board may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that no such amendment may alter any provision of the Plan or any Option without compliance with any applicable shareholder approval requirements promulgated under the Internal Revenue Code, if applicable, or by any stock exchange or market on which the Common Stock of the Company is listed for trading; and provided, further, that, except to the extent provided in Section 8, no amendment or suspension of the Plan or any Option issued hereunder shall, except as specifically permitted in any Option, substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

Section 18. Effective Date and Termination Date. The Plan is effective on the date set forth below on which the Board and the stockholders of the Company adopted this Plan, and shall terminate on the tenth anniversary of such effective date.

ADOPTED BY THE BOARD AND STOCKHOLDERS: June ___, 2006

Executed at the direction of the Board to evidence that this is the Plan adopted by the Board and the stockholders on June _____, 2006.

MATRIX BANCORP, INC.

By:________________________
Name:______________________
Title:_______________________

11